UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-6036

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2010 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'10

Performance and Expenses

Through June 30, 2010

	Average Annual Total Returns					Total Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses[1]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	20.50%	10.04%	13.38%	10.91%	9/12/94	1.17%
Matthews Asia Dividend Fund	31.31%	n.a.	n.a.	10.86%	10/31/06	1.27%
After Fee Waiver, Reimbursement and Recoupment						1.30%[2]
Matthews China Dividend Fund	n.a.	n.a.	n.a.	3.39%[3]	11/30/09	10.10%
After Fee Waiver, Reimbursement and Recoupment						1.50%[4]
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	22.06%	7.39%	n.a.	9.43%	10/31/03	1.27%
Matthews Pacific Tiger Fund	27.16%	13.74%	11.13%	8.81%	9/12/94	1.13%
Matthews China Fund	24.95%	21.41%	16.52%	12.72%	2/19/98	1.21%
Matthews India Fund	49.31%	n.a.	n.a.	17.25%	10/31/05	1.27%
Matthews Japan Fund	3.70%	-5.51%	-5.15%	2.55%	12/31/98	1.29%
Matthews Korea Fund	31.69%	7.17%	11.48%	4.37%	1/3/95	1.30%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	42.44%	n.a.	n.a.	32.57%	9/15/08	2.10%
After Fee Waiver, Reimbursement and Recoupment						2.00%[5]
ASIA SPECIALTY STRATEGIES
Matthews Asia Science and Technology Fund	30.17%	7.38%	-0.33%	-1.81%	12/27/99	1.39%

1  These figures are from the Funds' current prospectus and may differ from the actual expense ratios for the preceding fiscal year, as shown in the Financial Highlights section of this report.

2  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least August 31, 2010 to the extent needed to limit total annual operating expenses to 1.50%.

3  Actual return, not annualized.

4  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

5  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Relatively high performance due to market conditions may not be sustainable or repeated in the future. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Cover photo: Huc Bridge, Hanoi, Vietnam
©Eric Brandt

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	10

Matthews China Dividend Fund	15

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	20

Matthews Pacific Tiger Fund	25

Matthews China Fund	30

Matthews India Fund	35

Matthews Japan Fund	40

Matthews Korea Fund	45

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	50

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	55

Disclosures and Index Definitions	59

Disclosure of Fund Expenses	60

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	72

Notes to Financial Statements	83

Trustees and Officers of the Funds	93

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

BNY Mellon Distributors Inc. | 760 Moore Road | King of Prussia, PA 19406

"The region faces great changes in the years ahead and it is, after all, comforting to think that the region may be flying on more than just one engine."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

In recent months, there has been a sharp divergence of performance among Asian markets. In the first half of this year, the Asia Pacific stock markets fell on average by about 7% in U.S. dollar terms. Most of this decline was accounted for by China (–16.5%), Taiwan (–10.5%), Australia (–16.8%) and New Zealand (–14.1%). That the regional index as a whole was not down by more is due largely to India (+2.1%) and ASEAN: Indonesia (+28.1%), Philippines (+14.0%), Thailand (+11.4%) and Malaysia (+9.8%). Much of this discrepancy is accounted for by concerns over excessive fixed asset investment in China in an environment of strong domestic demand in Asia overall.

Challenges for China

Caution was certainly warranted at the beginning of the year when the Asian growth story was perhaps being accepted too uncritically by the markets. That attitude appears to have given way to more skepticism. For example, one of Australia's commodity producers, in comments that appear to be more widely accepted than in the past, argued that China's economy is more likely to grow at an average rate closer to 6% rather than 9% annually, and that 9% is no longer a sustainable target. Similarly, many investors seem to have accepted the concerns voiced by economic commentators that China's slowing property market may potentially damage its banking system. All in all, the mood of investors toward Asia has mellowed markedly. What has been surprising to me is the extent to which India has been able to "take up the slack" in terms of the performance of its stock market. The region faces great changes in the years ahead and it is, after all, comforting to think that the region may be flying on more than just one engine.

This skepticism, or perhaps realism, is welcome. While we don't subscribe to the view that China's past decade of growth was a debt-fueled bubble, China certainly faces challenges in the near term. Its demographic profile starts to age in a few years' time. The country is facing a slowdown in demand in its important external markets at the same time that domestic wage pressures are on the rise. The answer seems simple—change economic policy to favor domestic demand. But the implications of this are far from simple. Higher consumption spending means lower savings and investment—that change alone should lower the overall growth rate of GDP. Raising consumption's share of GDP probably means higher government spending, too. I believe this to be the case for two reasons: first, higher consumption shares of GDP in wealthier countries have also been achieved by means of higher government spending; second, instituting welfare reform, such as unemployment benefits and a national health plan would liberate some precautionary savings (i.e., savings for a rainy day like job loss or illness). All of these changes are being managed in an international atmosphere that is demanding a swifter response—allow appreciation of the currency or suffer possible protectionist retaliation. And these changes are encompassed in the phrase "rebalancing of the global economy" as if the answer was as simple as watching a child's see-saw move back to equilibrium. However, the reality entails a multitude of frictions that are likely

2 MATTHEWS ASIA FUNDS

to impede a smooth transition. Not least is trying to bring greater market discipline to China's property markets without causing all the benefits to accrue to a wealthy minority of the population amid a speculative fervor. China's desire to dampen speculation was partly responsible for the recent decision to allow the renminbi to appreciate and to implement strict controls on buying investment properties.

India's Resilience

Into the vacuum created by the increased nervousness over China has stepped India. For many years, India was treated as an afterthought in Asia investment. Since the reforms of the 1990s, the country has gained prominence and there are reasons to be optimistic. India does not face some of China's demographic challenges—it has one of the youngest profiles of any Asian nation. India's underdevelopment in infrastructure—to support both agriculture and manufacturing—is one of the issues its government, which for so long seemed to procrastinate, has more recently tackled with renewed vigor. The low growth rates of the 1980s (approximately 5%) have been replaced by growth in excess of 7%; this growth has been based on higher savings rates than in the past, probably making it more sustainable. In addition, the government remains committed to further reform. These advantages are, however, as always, not missed by the markets which accord a higher valuation to profits, cash flow and book value in India than they do in China.

Does this mean that the rose-tinted view of China has simply been replaced by over-optimism about India? Perhaps not. India certainly faces its own problems—its politics seem less stable than China's and its economy more prone to bursts of inflation, possibly due to an agricultural sector that is both a large share of the economy and which has arguably not received the investment that would make its output less vulnerable to seasonal monsoons. The private sector remains starved of capital by a government that siphons off bank deposits to support its debt issuance. The private sector, thus deprived, has perhaps been too ready to embrace foreign capital without proper evaluation of the risks. On the other hand, maybe I shouldn't have been surprised by India's resilience. Given the laundry list of requirements for the next round of Asia's growth story identified by institutions like the International Monetary Fund—stronger social safety nets, better infrastructure, financial sector deepening and more flexibility in exchange rates—India, where domestic demand accounts for a larger share of GDP than in China, seems as well-placed as any to take advantage of the new opportunities for growth.

What must never be too far from investors' minds, however, is that although some of these changes may happen "naturally," as the Western world has set a precedent for the evolution of market economies, these changes will also be supported, encouraged or challenged by government policy. One key risk is that as market optimism grows over the evolution of the region, economies like India may be pushed to change faster than their policymakers feel is prudent—a risk akin to undeveloped capital markets trying to deal with a surge in portfolio investment. India has always been more reliant on external financing than China. ASEAN, in particular, with its smaller, more open economies may react to the optimistic demands of speculative foreign capital with tighter controls on that capital.

All of this—the transformation from one economic model to another—will take time and require new government policies. Waiting for new policies creates uncertainty, which in turn is generally bad for valuations. Markets have fallen back from the start of this year, from what were somewhat expensive levels in terms of the price of both earnings and book value, to what appear to be much more reasonable, if not marginally cheap. But some kinds of uncertainty should also be good for profits in the sense that profits are the reward to the entrepreneur for creating new markets. The degree to which a country has to reshape itself or its businesses to refocus should give rise to unexploited profitable opportunities. So we are mindful of the uncertainty surrounding Asia's future growth but also aware that uncertainty and profit are just two sides of the same coin. The key, as always, will be to try to keep looking at the long term and to invest as prudently as we can.

As always, it is a privilege to serve as your investment advisor for Asia.

Robert J. Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Andrew Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$2.8 billion
NAV	$15.82
Total # of Positions	86

Ratios

Portfolio Turnover	17.51%[1]
Gross Expense Ratio	1.17%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Asian Growth and Income Fund gained 1.51%, outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which fell –3.60%. For the quarter ended June 30, the Fund declined –2.51%, while its benchmark fell –4.86%.

The volatility that characterized markets during the early months of 2010 grew only more pronounced as the year wore on. During the second quarter, equities around the world retreated as fears grew that high levels of indebtedness would swamp the recent recovery in global economic activity. Though Europe and the U.S. were at the epicenter of such concerns, fear also spread to China, where investors worried that the beneficial impact of recent stimulus projects was beginning to fade.

Having toured China recently, it was indeed clear to me that the economy is undergoing a broad transition. It was evident that the country's past reliance on major capital investments to fuel growth (e.g., construction of infrastructure and property development) is waning. Likewise, the country has also utilized an export-centric growth model, where domestically manufactured products were shipped overseas for consumption. This model's ability to generate additional growth also appears compromised. China's already substantial level of development in its urban centers means that it cannot indefinitely sustain its rapid economic gains by undertaking ever more construction; nor can the country hope to export its way to ever greater levels of prosperity.

To be sure, China will shift away from these two economic models only gradually—in the years ahead, there will undoubtedly be more investment in poorer, inland areas. Meanwhile, other modes of growth are untested. Consequently I do not expect an abrupt shift, where policymakers abandon familiar investment-led and export-driven growth models. Yet my observations suggest a transition is nonetheless underway: China is beginning to shift its focus from external to domestic consumption, from manufacturing to services, from incremental capital investment to boosting human productivity. This change is most notable in individual companies, where we are beginning to see business models modified toward a greater service orientation. Examples include companies placing new strategic emphasis on software procurement. Other businesses, traditionally focused on equipment installation, have begun providing outsourced services for the ongoing operation and maintenance of that same equipment.

For this reason, the Fund has begun to emphasize investment in industries in which the economic potential is derived either from rising consumption, or from new, service-driven business models. Such industries are generally nascent within emerging Asia. If they prove successful, they have the potential to generate sustained,

(continued)

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Asian Growth and Income Fund	-2.51%	20.50%	2.04%	10.04%	13.38%	10.91%
MSCI AC Asia ex Japan Index[3]	-4.86%	22.42%	-1.63%	11.65%	7.64%	3.27%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.05%	22.03%	-2.58%	10.93%	7.77%	4.45%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June	December	Total
2010	$0.19	N/A	N/A
2009	$0.22	$0.22	$0.44
2008	$0.25	$0.17	$0.42
2007	$0.22	$0.69	$0.91
1994–2006	$2.10	$2.47	$4.57

Note: This table does not include capital gains distributions.

30-DAY YIELD: 1.86%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.51%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Singapore	3.2%
CLP Holdings, Ltd.	China/Hong Kong	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.6%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.5%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	2.4%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/2012	China/Hong Kong	2.4%
Keppel Corp., Ltd.	Singapore	2.2%
HSBC Holdings PLC	United Kingdom	2.1%
Rafflesia Capital, Ltd., Cnv., 0.000%, 10/04/2011	Malaysia	2.1%
Hang Seng Bank, Ltd.	China/Hong Kong	2.0%
% OF ASSETS IN TOP TEN		24.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 5

COUNTRY ALLOCATION (%)7

China/Hong Kong	29.8
Singapore	15.5
Japan	10.5
India	10.3
South Korea	7.9
Taiwan	6.0
Malaysia	5.4
Thailand	3.9
United Kingdom	2.1
Vietnam	2.0
Australia	1.4
Indonesia	1.3
Philippines	1.2
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)

Financials	27.8
Industrials	17.0
Information Technology	11.3
Telecommunication Services	11.0
Consumer Discretionary	8.7
Consumer Staples	6.6
Utilities	5.9
Health Care	5.0
Energy	2.4
Non Classified	1.0
Materials	0.6
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	51.8
Mid Cap ($1B-$5B)	34.4
Small Cap (Under $1B)	10.2
Non Classified	1.0
Cash and Other Assets, Less Liabilities	2.7

BREAKDOWN BY SECURITY TYPE (%)8

Common Equities	65.2
Convertible Bonds[9]	25.6
Preferred Equities	3.1
Corporate Bonds	2.1
Government Bonds	1.0
Warrants	0.3
Cash and Other Assets, Less Liabilities	2.7

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

long-term growth. Furthermore, such industries are typically underrepresented or even absent from typical benchmark indices, as well as investor portfolios. The Fund thus strives to present a relatively unique set of economic exposures to its shareholders.

The Fund's focus can be illustrated by a common-stock position that was substantially augmented during the first half of this year: China Pacific Insurance Company (CPIC). Once a privately held insurance company, CPIC was launched as a subsidiary of one of Shanghai's leading commercial banks. Later, under Communist rule, CPIC was spun out of that bank and its ownership transferred to the municipality of Shanghai. Like many state-controlled financial institutions in China, CPIC sought a public listing via an IPO. The company first listed its shares in the local A-share market, accessible only to domestic investors. However, late last year, CPIC also successfully listed on the Hong Kong H-share market, accessible to foreigners. While the Fund does not invest in A shares, it participated in the Hong Kong IPO, and has grown its position steadily since.

The Fund's investment decision was motivated by the desire to build exposure to a fledgling set of financial services in China: namely insurance, pension services, and wealth planning and management. Insurance markets, while not new to China, are still relatively underpenetrated. As household wealth grows, so too should the demand for better insurance coverage and diversified products. Meanwhile, wealth planning and pension services are wholly new to the landscape. CPIC is an emerging leader in what are admittedly still very small markets. It has entered the trust and wealth management industries via acquisition, and it will likely be one of the companies engaged in a pilot program for a tax-deferred, defined contribution-style savings program akin to some U.S. long-term savings plans.

As we enter the latter half of the year, we do so with more reasonable valuations. We have been cautious over valuations in the last three quarters, which seemed excessive given the potential for sub-par growth, as well as the possibility of accelerating inflation. Valuations are now approachable for steady, long-term investors, but near-term risks remain: expectations for profits in the latter half of 2010 are still elevated, especially given inflation in materials and wages. Revisions in earnings forecasts may follow, which could well create volatility in stocks in the coming months. Meanwhile, as we have previously commented, inflationary pressures have surfaced, with wages and food prices undergoing sharp increases in some of the region's major economies. Happily, policymakers in Asia have finally begun to address this problem, though their response may ultimately invoke unwelcome measures such as credit rationing, or even capital controls. Amid this environment, the Fund continues to pursue a defensive approach while still seeking exposure to Asia's emerging growth industries.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 65.2%

	Shares	Value
CHINA/HONG KONG: 20.0%
CLP Holdings, Ltd.	11,390,200	$82,443,334
Hang Seng Bank, Ltd.	4,207,000	56,248,899
China Pacific Insurance Group Co., Ltd. H Shares	14,063,000	55,639,584
Hang Lung Properties, Ltd.	14,509,920	55,499,673
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	12,684,000	55,253,334
China Mobile, Ltd. ADR	911,000	45,012,510
Television Broadcasts, Ltd.	9,447,000	43,807,114
Vitasoy International Holdings, Ltd.†	51,673,000	39,354,435
VTech Holdings, Ltd.	3,217,300	34,408,343
I-CABLE Communications, Ltd.[b]†	128,079,000	19,418,552
Cafe' de Coral Holdings, Ltd.	7,577,100	19,404,474
Hang Lung Group, Ltd.	3,211,000	17,304,611
Inspur International, Ltd.	182,450,000	16,162,133
ASM Pacific Technology, Ltd.	1,187,300	9,223,794
China Green Holdings, Ltd.	7,317,000	7,341,683
SinoCom Software Group, Ltd.	45,482,000	6,590,372
China Communications Services Corp., Ltd. H Shares	5,264,000	2,550,922
Total China/Hong Kong		565,663,767
SINGAPORE: 11.6%
Singapore Technologies Engineering, Ltd.	38,613,125	90,267,514
Keppel Corp., Ltd.	10,374,000	62,633,650
Ascendas REIT	35,913,000	46,378,972
Hong Leong Finance, Ltd.	13,651,000	29,178,878
Singapore Post, Ltd.	32,915,000	26,551,135
Fraser and Neave, Ltd.	6,699,100	24,496,827
Cerebos Pacific, Ltd.	7,740,000	22,542,085
Parkway Holdings, Ltd.	5,787,093	14,645,886
ARA Asset Management, Ltd.[c]	11,652,000	8,960,457
K-Green Trust[b]	2,074,800	1,556,879
Total Singapore		327,212,283
JAPAN: 10.5%
Hisamitsu Pharmaceutical Co., Inc.	1,793,700	71,148,218
Hamamatsu Photonics, K.K.	2,000,000	55,560,075
Japan Real Estate Investment Corp., REIT	6,209	50,576,027
Trend Micro, Inc.	1,677,500	45,333,924
Nippon Building Fund, Inc., REIT	5,533	43,901,752
Nintendo Co., Ltd.	101,900	29,918,779
Total Japan		296,438,775
TAIWAN: 6.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	25,520,187	47,698,348
Cathay Financial Holding Co., Ltd.[b]	28,098,240	41,567,928
Chunghwa Telecom Co., Ltd. ADR	1,596,907	31,443,099
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,679,324	26,150,202
CyberLink Corp.	5,642,938	22,631,417
Total Taiwan		169,490,994

	Shares	Value
SOUTH KOREA: 4.2%
S1 Corp.	953,615	$40,595,357
GS Home Shopping, Inc.†	432,419	27,022,032
SK Telecom Co., Ltd. ADR	1,646,333	24,250,485
SK Telecom Co., Ltd.	145,310	19,043,503
Daehan City Gas Co., Ltd.	342,790	7,980,896
Total South Korea		118,892,273
THAILAND: 3.9%
BEC World Public Co., Ltd.	41,573,400	35,079,484
Land & Houses Public Co., Ltd. NVDR	139,945,900	22,646,366
Glow Energy Public Co., Ltd.	17,176,600	19,626,983
Advanced Info Service Public Co., Ltd.	6,590,700	17,571,055
Home Product Center Public Co., Ltd.	38,777,000	8,455,537
Thai Reinsurance Public Co., Ltd. NVDR	39,261,300	7,138,173
Total Thailand		110,517,598
UNITED KINGDOM: 2.1%
HSBC Holdings PLC ADR	1,307,333	59,601,311
Total United Kingdom		59,601,311
INDIA: 1.4%
Oriental Bank of Commerce	4,289,484	29,948,174
Housing Development Finance Corp.	160,984	10,145,185
Total India		40,093,359
AUSTRALIA: 1.4%
AXA Asia Pacific Holdings, Ltd.	8,717,854	39,883,918
Total Australia		39,883,918
INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	1,073,900	36,759,597
Total Indonesia		36,759,597
PHILIPPINES: 1.2%
Globe Telecom, Inc.	1,742,610	33,224,246
Total Philippines		33,224,246
VIETNAM: 1.0%
Baoviet Holdings	6,459,350	15,240,248
Vietnam Dairy Products JSC	2,754,650	12,746,841
Total Vietnam		27,987,089
MALAYSIA: 0.6%
YTL Power International BHD	25,567,418	17,415,427
Total Malaysia		17,415,427
TOTAL COMMON EQUITIES		1,843,180,637
(Cost $1,642,012,313)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 3.1%

	Shares	Value
SOUTH KOREA: 3.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	474,811	$34,737,756
Hyundai Motor Co., Ltd., Pfd.	566,280	23,146,519
LG Household & Health Care, Ltd., Pfd.	210,290	17,407,965
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	12,895,980
Total South Korea		88,188,220
TOTAL PREFERRED EQUITIES		88,188,220
(Cost $47,130,700)

WARRANTS: 0.3%

INDIA: 0.3%
Housing Development Finance Corp., expires 08/23/2012	778,480	8,682,369
Total India		8,682,369
TOTAL WARRANTS		8,682,369
(Cost $6,862,505)

INTERNATIONAL BONDS: 28.7%

	Face Amount
CHINA/HONG KONG: 9.8%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/2014	HKD	485,260,000	68,331,119
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/2012		50,700,000	68,064,750
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/2011	CNY	229,000,000	38,298,928
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/2011	HKD	246,300,000	36,342,922
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/2014	HKD	174,640,000	29,884,524
China Green Holdings, Ltd., Cnv. 0.000%, 10/29/2010	CNY	115,000,000	17,339,709
PB Issuer, Ltd., Cnv. 3.300%, 02/01/2013		11,880,000	11,894,850
PB Issuer No. 2, Ltd.,Cnv. 1.750%, 04/12/2016		7,870,000	7,334,840
Total China/Hong Kong			277,491,642

	Face Amount		Value
INDIA: 8.6%
Reliance Communication, Cnv. 0.000%, 05/10/2011		$35,915,000	$42,952,544
Housing Development Finance Corp. 0.000%, 08/24/2012	INR	1,800,000,000	41,766,046
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/2014		36,800,000	39,008,000
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/2014		27,000,000	31,964,220
Tata Motors, Ltd., Cnv. 1.000%, 04/27/2011		25,149,000	31,341,941
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/2013		28,400,000	28,968,000
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/2011		20,114,000	26,550,480
Total India			242,551,231
MALAYSIA: 4.8%
Rafflesia Capital, Ltd., Cnv. 1.250%[d], 10/04/2011		48,100,000	59,042,750
Cherating Capital, Ltd., Cnv. 2.000%[d], 07/05/2012		50,000,000	55,562,500
Paka Capital, Ltd., Cnv. 0.000%, 03/12/2013		21,300,000	21,406,500
Total Malaysia			136,011,750
SINGAPORE: 3.9%
Wilmar International, Ltd., Cnv. 0.000%, 12/18/2012		34,600,000	42,990,500
CapitaLand, Ltd., Cnv. 3.125%, 03/05/2018	SGD	58,500,000	41,336,293
Olam International, Ltd., Cnv. 6.000%, 10/15/2016		24,300,000	26,508,870
Total Singapore			110,835,663
VIETNAM: 1.0%
Socialist Republic of Vietnam 6.875%, 01/15/2016		25,811,000	27,488,715
Total Vietnam			27,488,715

8 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL BONDS (continued)

	Face Amount	Value
SOUTH KOREA: 0.6%
POSCO 8.750%, 03/26/2014	$14,500,000	$17,197,000
Total South Korea		17,197,000
TOTAL INTERNATIONAL BONDS		811,576,001
(Cost $775,033,758)
TOTAL INVESTMENTS: 97.3%		2,751,627,227
(Cost $2,471,039,276e)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		75,802,387
NET ASSETS: 100.0%		$2,827,429,614

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

d  Variable rate security. The rate represents the rate in effect at June 30, 2010.

e  Cost for federal income tax purposes is $2,475,184,864 and net unrealized appreciation consists of:

Gross unrealized appreciation	$359,446,684
Gross unrealized depreciation	(83,004,321)
Net unrealized appreciation	$276,442,363

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

CNY  Chinese Renminbi (Yuan)

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 9

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$835.5 million
NAV	$12.51
Total # of Positions	68

Ratios

Portfolio Turnover	32.41%[1]
Gross Expense Ratio	1.27%
After Fee Waiver, Reimbursement and Recoupment	1.30%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Dividend Fund. Please see page 90 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Asia Dividend Fund gained 4.82%, outperforming its benchmark, the MSCI All Country Asia Pacific Index, which declined –5.18%. For the quarter ended June 30, the Fund fell –4.27% while its benchmark declined –9.35%. In June, the Fund distributed 7.96 cents per share, bringing its total year-to-date income distribution to 13.36 cents per share.

The second quarter proved to be yet another roller-coaster ride for investors. During the first quarter, the economies of the developed world were perceived to be on the mend with Asian economies continuing to post strong economic data. However, worries over sovereign risk came to the fore as questions were raised regarding the sustainability of debt levels of some European Union countries. As the second quarter came to a close, markets had forgotten about previous indications of recovery, and instead began pricing in the risk of a double-dip recession in developed economies and a "hard landing" in China. Asia was not immune to the fallout from Europe as equity markets declined globally and some currencies, such as Korea's won, weakened. Some portfolio holdings with exposure to Europe were particularly weak in the second quarter—most notably, Hong Kong-based fashion retailer Esprit Holdings, which derives 85% of its sales from Europe. The position was added to the portfolio late last year after the company took full ownership of its joint venture in China, making Asia a greater focus for the company going forward.

Japanese companies continue to be the main contributor to Fund performance year-to-date, supported in part by the 5.2% appreciation of Japan's yen. Our all-capitalization investment approach helped performance during the first six months of 2010 as companies with market capitalizations under US$5 billion were the main contributors to performance. We continue to allocate to small- and mid-sized companies to enhance the Fund's overall dividend growth profile. Portfolio holdings were consolidated as more attractive replacements were found for positions that had experienced strong appreciation since our initial investment. At the end of June, the Fund had 60 holdings* compared to 66 at the end of March.

During the second quarter, ARA Asset Management, a real estate asset manager with US$10.4 billion under management, was added to the Fund. We have long followed the evolution of Asia's real estate investment trust (REIT) market, but, to date, participated as investors only in listed REITs across the region. ARA Asset Management derives its earnings from the management fee paid by investors in its REITs and private funds. The company's private funds have attracted high-profile international investors. The company is predominantly compensated based on the book value of the real estate under management. We believe ARA should benefit from

(continued)

*  Holdings may combine more than one security from same issuer and related depositary receipts.

10 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Year	Inception 10/31/06
Matthews Asia Dividend Fund	-4.27%	31.31%	6.86%	10.86%
MSCI AC Asia Pacific Index[3]	-9.35%	11.89%	-7.33%	-1.92%
Lipper Pacific Region Funds Category Average[4]	-10.70%	11.61%	-9.30%	-2.50%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1	Q2	Q3	Q4	Total
2010	$0.05	$0.08	N/A	N/A	N/A
2009	$0.10	$0.14	$0.13	$0.18	$0.55
2008	$0.06	$0.08	$0.11	$0.06	$0.31
2007	—	$0.10	—	$0.17	$0.27
2006 (Fund inception: 10/31/06)	—	—	—	$0.02	$0.02

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 2.93%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.77%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.4%
China Mobile, Ltd.	China/Hong Kong	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.1%
PT Telekomunikasi Indonesia	Indonesia	2.9%
HSBC Holdings PLC	United Kingdom	2.8%
Chunghwa Telecom Co., Ltd.	Taiwan	2.8%
SK Telecom Co., Ltd.	South Korea	2.7%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.6%
PT Perusahaan Gas Negara	Indonesia	2.5%
Globe Telecom, Inc.	Philippines	2.5%
% OF ASSETS IN TOP TEN		28.5%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 11

COUNTRY ALLOCATION (%)6

Japan	24.2
China/Hong Kong	23.1
South Korea	10.5
Taiwan	9.9
Indonesia	6.6
Thailand	6.1
Australia	5.1
Singapore	3.8
United Kingdom	2.8
Philippines	2.5
Malaysia	1.6
Cash and Other Assets, Less Liabilities	3.8

SECTOR ALLOCATION (%)

Telecommunication Services	16.1
Financials	15.9
Consumer Staples	14.4
Consumer Discretionary	14.4
Information Technology	11.6
Utilities	7.6
Health Care	7.4
Industrials	5.5
Energy	1.9
Materials	1.4
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	41.4
Mid Cap ($1B-$5B)	36.6
Small Cap (Under $1B)	18.2
Cash and Other Assets, Less Liabilities	3.8

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

the ongoing expansion of both listed and privately held real estate investment vehicles in Asia, making the company a good supplement to the Fund's REIT holdings.

The main factor behind the lower dividend distribution for the Fund year-to-date, compared to the same period last year, was mainly due to higher equity valuations. The Fund's investment objective is total return, of which, dividends constitute one essential component alongside capital appreciation. Since the inception of the Fund, approximately one-third of the total return has been derived from dividends, with the remainder from capital appreciation. The benefit of being a dividend-focused investor is not only the tangible benefit of the dividends received. The ability to pay consistent and growing dividends often signals companies that exhibit solid market positions, sustainable business models and better management teams. Dividend payments can indicate to minority investors that the earnings generated are real since money has to be earned before it can be paid out. From a corporate governance standpoint, minority investors have greater assurance that they will partake fully in the growth of such companies since they are paid in accordance with their ownership, thereby lowering the risk of cash being siphoned off by majority shareholders. While our investment strategy and method of identifying attractive companies remain unchanged, the dividend yields available today have compressed compared to a year ago.

Market gyrations often prompt investors into a short-term mode of trying to time the markets. This often means trading based on the "noise" of the market instead of on the longer-term fundamentals. For those who can look beyond the noise, Asian companies continue to offer long-term investors the potential for dividend growth at attractive yields.

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.7%

	Shares	Value
JAPAN: 23.7%
Hisamitsu Pharmaceutical Co., Inc.	557,200	$22,101,682
Monex Group, Inc.	47,419	19,442,534
Hamamatsu Photonics, K.K.	687,700	19,104,332
ITOCHU Corp.	2,055,000	16,064,890
Shinko Plantech Co., Ltd.	1,802,700	15,961,739
Pigeon Corp.	404,500	14,922,988
ORIX Corp.	203,000	14,706,294
Point, Inc.	261,000	14,315,590
EPS Co., Ltd.	4,680	11,832,660
Lawson, Inc.	268,200	11,730,481
United Urban Investment Corp., REIT	1,850	11,042,527
Nintendo Co., Ltd.	30,900	9,072,525
Shiseido Co., Ltd.	312,000	6,876,883
Fanuc, Ltd.	56,100	6,334,956
Sysmex Corp.	85,000	4,827,487
Total Japan		198,337,568
CHINA/HONG KONG: 23.1%
Cheung Kong Infrastructure Holdings, Ltd.	7,715,000	28,579,095
China Mobile, Ltd. ADR	536,000	26,483,760
Television Broadcasts, Ltd.	3,839,000	17,802,002
The Link REIT	6,830,000	16,947,751
China Communications Services Corp., Ltd. H Shares	34,660,000	16,748,023
Jiangsu Expressway Co., Ltd. H Shares	14,674,000	13,271,653
Esprit Holdings, Ltd.	2,300,000	12,354,133
China Fishery Group, Ltd.	8,462,000	11,700,050
Kingboard Laminates Holdings, Ltd.	13,710,500	11,528,708
Yip's Chemical Holdings, Ltd.	11,278,000	11,384,486
Cafe' de Coral Holdings, Ltd.	3,094,000	7,923,538
CLP Holdings, Ltd.	929,500	6,727,808
VTech Holdings, Ltd.	557,000	5,956,997
Minth Group, Ltd.	4,933,000	5,828,526
Total China/Hong Kong		193,236,530
SOUTH KOREA: 10.5%
KT&G Corp.	395,500	19,443,124
Grand Korea Leisure Co., Ltd.	940,000	18,362,989
SK Telecom Co., Ltd. ADR	959,350	14,131,226
MegaStudy Co., Ltd.	93,000	12,288,027
S1 Corp.	233,880	9,956,263
SK Telecom Co., Ltd.	64,316	8,428,889
Cheil Worldwide, Inc.	441,450	4,617,604
Total South Korea		87,228,122

	Shares	Value
TAIWAN: 9.9%
Chunghwa Telecom Co., Ltd. ADR	1,038,070	$20,439,598
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,600,040	15,616,390
St. Shine Optical Co., Ltd.	1,611,000	12,831,832
CyberLink Corp.	2,767,860	11,100,706
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	9,992,785
HTC Corp.	728,000	9,667,918
Chunghwa Telecom Co., Ltd.	1,403,705	2,779,435
Total Taiwan		82,428,664
INDONESIA: 6.6%
PT Perusahaan Gas Negara	50,085,000	21,232,055
PT Telekomunikasi Indonesia ADR	485,102	16,605,042
PT Ramayana Lestari Sentosa	89,013,000	9,355,853
PT Telekomunikasi Indonesia	9,336,500	7,913,745
Total Indonesia		55,106,695
THAILAND: 6.1%
Thai Beverage Public Co., Ltd.	68,610,000	13,726,756
Siam Makro Public Co., Ltd.	2,130,000	7,220,176
Glow Energy Public Co., Ltd.	6,110,400	6,982,099
LPN Development Public Co., Ltd.	25,126,300	6,565,017
Major Cineplex Group Public Co., Ltd.	22,100,900	6,371,097
Land & Houses Public Co., Ltd. NVDR	38,358,200	6,207,212
LPN Development Public Co., Ltd. NVDR	8,000,000	2,090,245
Land & Houses Public Co., Ltd.	10,267,400	1,757,706
Total Thailand		50,920,308
AUSTRALIA: 5.1%
Metcash, Ltd	5,934,624	20,858,584
Coca-Cola Amatil, Ltd.	1,389,730	13,915,136
Billabong International, Ltd.	1,032,413	7,497,486
Total Australia		42,271,206
SINGAPORE: 3.8%
CapitaRetail China Trust, REIT	14,415,000	12,695,017
ARA Asset Management, Ltd.[b]	12,809,000	9,850,197
Venture Corp., Ltd.	767,000	4,867,631
Parkway Life REIT	4,695,868	4,545,720
Total Singapore		31,958,565
UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	462,791	21,098,642
HSBC Holdings PLC	256,133	2,348,314
Total United Kingdom		23,446,956
PHILIPPINES: 2.5%
Globe Telecom, Inc.	1,110,820	21,178,667
Total Philippines		21,178,667

matthewsasia.com | 800.789.ASIA 13

Matthews Asia Dividend Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 1.6%
Top Glove Corp. BHD	2,445,700	$10,336,668
Media Prima BHD	4,931,200	3,202,005
Total Malaysia		13,538,673
TOTAL COMMON EQUITIES		799,651,954
(Cost $765,154,348)

INTERNATIONAL BONDS: 0.5%

	Face Amount
JAPAN: 0.5%
ORIX Corp., Cnv. 1.000%, 03/31/2014	JPY	310,000,000	3,865,577
Total Japan			3,865,577
TOTAL INTERNATIONAL BONDS			3,865,577
(Cost $3,375,315)
TOTAL INVESTMENTS: 96.2%			803,517,531
(Cost $768,529,663c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%			32,029,441
NET ASSETS: 100.0%			$835,546,972

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Cost for federal income tax purposes is $769,736,751 and net unrealized appreciation consists of:

Gross unrealized appreciation	$67,171,654
Gross unrealized depreciation	(33,390,874)
Net unrealized appreciation	$33,780,780

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

14 MATTHEWS ASIA FUNDS

ASIA GROWTH AND
INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

Ticker	MCDFX
Inception Date	11/30/09
Assets	$14.4 million
NAV	$10.22
Total # of Positions	39

Ratios

Portfolio Turnover	0.00%[1]
Gross Expense Ratio	10.10%
After Fee Waiver, Reimbursement and Recoupment	1.50%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Dividend Fund. Please see page 90 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews China Dividend Fund gained 1.56%, while its benchmark, the MSCI China Index, declined –5.98%. For the quarter ended June 30, the Fund fell –1.06% and the benchmark declined –4.48%. In June, the Fund made its inaugural semi-annual distribution of 12.07 cents per share.

Chinese equity markets were volatile during the first half of 2010 as investors found reason to fret about the potential impact of a bubble bursting within the real estate sector, rising inflationary pressures and the potential for a "hard landing" in terms of slowing GDP growth. The Chinese government is facing the difficult balancing act of maintaining sufficient fiscal and monetary stimulus to ensure ongoing economic growth, without having it result in inflation within both the general economy and asset prices. This balancing act became apparent during the first six months of the year as the government tried to put the brakes on the real estate sector in which rising prices in larger cities increasingly made affordability an issue. The government imposed directives in quick succession in an attempt to dampen speculative activity, both by banks, developers and property buyers. For buyers, minimum down payment requirements were increased from 20% to 30% for second homes, and in some localities, loans for third homes were no longer available. The real estate sector is important to the Chinese economy, as it provides jobs, generates tax revenues and constitutes an important part of the banking sector's loan book. It is also a cornerstone in the creation of a consuming middle class.

A needed upgrade of China's housing stock combined with ongoing urbanization underpins the structural demand for housing. To attract capital to the sector, asset values will likely have to appreciate over time. However, appreciation in excess of household purchasing power creates affordability issues. Given the scale of the structural shortage of housing in China and the above-mentioned balancing act, the volatility surrounding the real estate sector is likely to continue for years to come. The Fund is currently achieving exposure to this structurally important sector via holdings in Hong Kong and Singapore due to the greater degree of transparency compared to that of mainland banks and developers.

During the second quarter, the "de-pegging" of the renminbi (RMB) and rising wages in China's manufacturing industries underscored the rationale for the Fund's focus on investing in companies that cater to the domestic household. In effect, these developments amount to a transfer of wealth and purchasing power to Chinese workers from consumers in countries that import Chinese goods. With currency appreciation, Chinese companies with dollar-denominated input costs can purchase greater quantities of raw materials for the same amount of RMB. The Fund will continue to focus on domestically oriented companies.

(continued)

matthewsasia.com | 800.789.ASIA 15

PERFORMANCE AS OF JUNE 30, 2010

		Actual Returns, Not Annualized
	3 Month	Inception 11/30/09
Matthews China Dividend Fund	-1.06%	3.39%
MSCI China Index[3]	-4.48%	-5.55%
Lipper China Funds Category Average[4]	-8.60%	-6.54%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	5.3%
China Mobile, Ltd.	Telecommunication Services	4.8%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.8%
Television Broadcasts, Ltd.	Consumer Discretionary	3.6%
CapitaRetail China Trust, REIT	Financials	3.6%
Jiangsu Expressway Co., Ltd.	Industrials	3.4%
HSBC Holdings PLC	Financials	3.4%
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	3.3%
The Link REIT	Financials	3.2%
% OF ASSETS IN TOP TEN		38.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

The Fund's holdings within the health care sector continued to be the main contributors to performance year-to-date. On a capitalization basis, the Fund's investments in small- and medium-size companies contributed most to performance. The Fund invests extensively in companies with a market capitalization of less than US$5 billion since such smaller firms often have higher dividend growth potential. The Fund tries to complement this exposure with holdings in larger companies in an effort to balance growth in dividends, with the potential for greater stability and higher yields often offered by larger firms.

We, like other foreign investors who do not invest in Chinese A shares but are trying to achieve liquid exposure to RMB-denominated assets, often must do so via proxies. China Mobile, China's largest telecommunication company and the Fund's second-largest holding is one such proxy. China Mobile encapsulates the scale of the Chinese population and few companies can match its ability to generate RMB-based cash flow. The company has about 550 million subscribers, who pay about US$11 a month on average in subscription fees. Annually, the company generates US$31 billion in cash flow from operations, while it has US$34 billion in net cash on the balance sheet. Even after spending US$17 billion on capital expenditures and US$7 billion in dividend payments, it still has an excess of US$6 billion. The company does, however, face ongoing challenges from downward trending subscription fees. Because China Mobile is a state-controlled enterprise, ultimately, the government's interest takes priority over minority shareholders. The Fund generally tries to steer away from state-controlled companies and instead invest in companies run by entrepreneurs in which rising profits are the main objective. However, with a market capitalization of US$200 billion, a listing in Hong Kong and an ADR (American Depositary Receipt), the company offers liquid exposure to an asset with the potential to generate growing RMB earnings. Furthermore, the company trades at a dividend yield of 3.5%, making it a prime candidate for the Fund.

The first half of 2010 underscored the longer-term attractiveness of investing in Chinese dividend-paying companies that have a domestic orientation. These companies stand to benefit both from potential currency appreciation as well as the rising purchasing power enjoyed by households as wages increase. These will be important structural factors underpinning both earnings and dividend growth over the long term.

COUNTRY ALLOCATION (%)

China/Hong Kong	75.3
Taiwan	14.2
Singapore	3.5
United Kingdom	3.4
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)

Financials	18.1
Utilities	13.5
Information Technology	13.3
Consumer Discretionary	13.3
Telecommunication Services	11.8
Industrials	7.4
Health Care	5.9
Consumer Staples	5.6
Energy	5.0
Materials	2.5
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	43.7
Mid Cap ($1B-$5B)	33.7
Small Cap (Under $1B)	19.0
Cash and Other Assets, Less Liabilities	3.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.4%

	Shares	Value
FINANCIALS: 18.1%
Real Estate Investment Trusts: 6.7%
CapitaRetail China Trust, REIT	580,000	$510,795
The Link REIT	184,000	456,572
		967,367
Commercial Banks: 6.4%
HSBC Holdings PLC ADR	10,700	487,813
Hang Seng Bank, Ltd.	31,600	422,502
		910,315
Real Estate Management & Development: 3.5%
Swire Pacific, Ltd. A Shares	23,500	266,754
Hang Lung Properties, Ltd.	61,000	233,322
		500,076
Capital Markets: 1.1%
Yuanta Financial Holding Co., Ltd.	302,000	161,209
Insurance: 0.4%
China Pacific Insurance Group Co., Ltd. H Shares	15,000	59,347
Total Financials		2,598,314
UTILITIES: 13.5%
Electric Utilities: 8.2%
Cheung Kong Infrastructure Holdings, Ltd.	205,000	759,393
CLP Holdings, Ltd.	58,000	419,809
		1,179,202
Water Utilities: 3.0%
Guangdong Investment, Ltd.	916,000	431,248
Gas Utilities: 2.3%
Hong Kong & China Gas Co., Ltd.	134,200	331,844
Total Utilities		1,942,294
INFORMATION TECHNOLOGY: 13.3%
Electronic Equipment, Instruments & Components: 4.1%
Kingboard Laminates Holdings, Ltd.	457,000	384,276
Digital China Holdings, Ltd.	137,000	209,304
		593,580
Semiconductors & Semiconductor Equipment: 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	290,000	542,023
Software: 3.0%
CyberLink Corp.	78,000	312,825
Kingsoft Corp., Ltd.	265,000	128,048
		440,873
IT Services: 2.4%
SinoCom Software Group, Ltd.	2,358,000	341,676
Total Information Technology		1,918,152

	Shares	Value
CONSUMER DISCRETIONARY: 13.3%
Textiles, Apparel & Luxury Goods: 5.1%
Ports Design, Ltd.	162,000	$412,044
Shenzhou International Group Holdings, Ltd.	281,000	320,799
		732,843
Media: 3.6%
Television Broadcasts, Ltd.	112,000	519,360
Hotels, Restaurants & Leisure: 3.3%
Cafe' de Coral Holdings, Ltd.	186,000	476,334
Auto Components: 1.0%
Xinyi Glass Holdings Co., Ltd.	400,000	150,310
Multiline Retail: 0.3%
PCD Stores, Ltd.[b]	114,100	35,417
Total Consumer Discretionary		1,914,264
TELECOMMUNICATION SERVICES: 11.8%
Diversified Telecommunication Services: 7.0%
Chunghwa Telecom Co., Ltd. ADR	28,909	569,218
China Communications Services Corp., Ltd. H Shares	890,000	430,056
		999,274
Wireless Telecommunication Services: 4.8%
China Mobile, Ltd. ADR	14,030	693,222
Total Telecommunication Services		1,692,496
INDUSTRIALS: 7.4%
Transportation Infrastructure: 5.8%
Jiangsu Expressway Co., Ltd. H Shares	548,000	495,629
China Merchants Holdings International Co., Ltd.	100,000	330,125
		825,754
Electrical Equipment: 1.6%
Hangzhou Steam Turbine Co., Ltd. B Shares	158,340	236,137
Total Industrials		1,061,891
HEALTH CARE: 5.9%
Health Care Equipment & Supplies: 3.2%
St. Shine Optical Co., Ltd.	57,000	454,013
Pharmaceuticals: 2.7%
The United Laboratories, Ltd.	288,000	391,875
Total Health Care		845,888

18 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 5.6%
Food Products: 4.7%
Vitasoy International Holdings, Ltd.	496,000	$377,756
China Fishery Group, Ltd.	219,000	302,802
		680,558
Beverages: 0.9%
Yantai Changyu Pioneer Wine Co., B Shares[b]	12,927	121,354
Total Consumer Staples		801,912
ENERGY: 5.0%
Oil, Gas & Consumable Fuels: 5.0%
CNOOC, Ltd. ADR	1,650	280,781
China Petroleum & Chemical Corp. ADR	3,240	260,852
China Shenhua Energy Co., Ltd. H Shares	49,500	178,581
Total Energy		720,214
MATERIALS: 2.5%
Chemicals: 2.5%
Yip's Chemical Holdings, Ltd.	364,000	367,437
Total Materials		367,437
TOTAL INVESTMENTS: 96.4%		13,862,862
(Cost $13,968,615c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		512,499
NET ASSETS: 100.0%		$14,375,361

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $13,968,615 and net unrealized depreciation consists of:

Gross unrealized appreciation	$638,858
Gross unrealized depreciation	(744,611)
Net unrealized depreciation	($105,753)

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 19

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$227.5 million
NAV	$14.59
Total # of Positions	63

Ratios

Portfolio Turnover	58.10%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Asia Pacific Fund gained 2.10%, surpassing its benchmark, the MSCI All Country Asia Pacific Index, which declined –5.18%. For the quarter ended June 30, the Fund declined –4.89%, while its benchmark fell –9.35%.

Asia's markets started to correct at the end of April. China's H-share market, which trades on the Hong Kong Stock Exchange, was already weak at the start of the year, and declined about 10% during the first six months of 2010. Southeast Asian nations such as Thailand, Malaysia and the Philippines were the best performers, up 10% for the six-month period, followed by India, Japan, South Korea and Taiwan. Australia and New Zealand were the worst performers in the Asia Pacific region.

The Fund maintains a bottom-up investment approach, selecting companies we believe have compelling growth prospects irrespective of their country or sector allocation. The portfolio's overweight in China, Hong Kong and India, and its underweight in Japan and South Korea had little impact on performance, as the Fund benefited primarily from stock selection. Kingdee International Software Group, a Chinese information technology services firm; Astra International, Indonesia's largest auto dealer; and Bank of Rakyat, Indonesia's largest rural bank led Fund performance during the first half of the year. The Fund's two Chinese property names, China Vanke and Hang Lung Group, performed fairly well despite the fact that real estate was at the epicenter of the Chinese market downturn.

As a rising number of mainland Chinese now have more discretionary income for travel, nearby Macau has become a getaway destination. We believe that casino and hotel operator Wynn Macau, a recent addition to the Fund, is among the best beneficiaries of this emerging trend. Wynn Macau has generated annual profits of US$500 million, before interest, taxes and depreciation, on its US$1.1 billion investment in the casino resort—the most profitable casino in the world. Before its boutique hotel, Encore, opened in late April, Wynn had only 600 rooms and VIPs complained about capacity shortage. Encore's 414 suites and villas should enhance the needed capacity for both hotel rooms and casino tables. It also caters to luxury shoppers with an esplanade for high-end stores, such as Cartier, that generate some of the highest sales per shop globally. A key risk for the company is that it relies heavily on revenue from high-rolling VIPs. More opportunities may be on the horizon for Wynn Macau as it has announced initial plans to open another casino in Macau's Cotai area that is slated to be several times larger than its current Macau properties.

Since the beginning of the year, we have been finding compelling companies outside of China, including in Japan. We maintain a positive outlook on Japan's telecommunications firm Softbank, which has done well despite a more challenging environment given the arrival of third generation (3G) technologies in the telecom space.

(continued)

20 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Month	1 Year	3 Year	5 Year	Inception 10/31/03
Matthews Asia Pacific Fund	-4.89%	22.06%	-1.29%	7.39%	9.43%
MSCI AC Asia Pacific Index[3]	-9.35%	11.89%	-7.33%	5.04%	6.99%
Lipper Pacific Regions Fund Category Average[4]	-10.70%	11.61%	-9.30%	4.65%	6.66%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Ctrip.com International, Ltd.	China/Hong Kong	3.0%
PT Bank Rakyat Indonesia	Indonesia	2.9%
PT Astra International	Indonesia	2.8%
CSL Australia, Ltd.	Australia	2.6%
The Japan Steel Works, Ltd.	Japan	2.6%
Sysmex Corp.	Japan	2.5%
Nintendo Co., Ltd.	Japan	2.5%
Softbank Corp.	Japan	2.4%
HDFC Bank, Ltd.	India	2.3%
ORIX Corp.	Japan	2.3%
% OF ASSETS IN TOP TEN		25.9%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 21

COUNTRY ALLOCATION (%)

Japan	30.2
China/Hong Kong	28.0
Taiwan	6.9
India	6.6
Indonesia	6.6
Australia	5.6
South Korea	5.0
Singapore	3.9
Thailand	3.5
Malaysia	1.6
Vietnam	1.0
Cash and Other Assets, Less Liabilities	1.0

SECTOR ALLOCATION (%)

Financials	30.2
Consumer Discretionary	20.2
Information Technology	11.7
Industrials	10.9
Health Care	9.4
Consumer Staples	8.3
Telecommunication Services	5.0
Energy	1.8
Materials	1.5
Cash and Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	55.4
Mid Cap ($1B-$5B)	28.2
Small Cap (Under $1B)	15.4
Cash and Other Assets, Less Liabilities	1.0

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund

Portfolio Manager Commentary (continued)

The popularity of smart phones as well as new technology that improves speed and broadens telecom traffic should be good news for carriers, which have long suffered from declining ARPU (Average Revenue Per User). However, the affordability of these to the average user in emerging markets, which may face higher tariff structures, may be an issue. The Fund has become more cautious of wireless carriers operating in emerging Asian countries as these companies grapple with the costs of the new 3G technology to the end user. To this end, we terminated our position in India's Barti Airtel in the second quarter of 2010.

Looking ahead, we believe that Asia should remain one of the most buoyant investment regions in the world today, despite the slowdown in the Chinese property market. Opportunities to invest in a diverse range of sectors and countries in Asia are now greater than they were in the past decade.

22 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.3%

	Shares	Value
JAPAN: 30.2%
The Japan Steel Works, Ltd.	661,000	$5,810,130
Sysmex Corp.	102,100	5,798,664
Nintendo Co., Ltd.	19,100	5,607,936
Softbank Corp.	204,100	5,413,398
ORIX Corp.	70,680	5,120,398
Fanuc, Ltd.	44,400	5,013,762
Benesse Holdings, Inc.	100,900	4,593,263
Pigeon Corp.	121,500	4,482,430
Monex Group, Inc.	9,218	3,779,525
Asahi Breweries, Ltd.	213,100	3,610,135
MID REIT, Inc.	1,832	3,533,254
Keyence Corp.	14,930	3,452,449
Komatsu, Ltd.	188,900	3,401,358
FamilyMart Co., Ltd.	88,100	2,909,321
Mori Trust Sogo REIT, Inc.	364	2,712,069
GCA Savvian Group Corp.	1,785	1,791,064
Mitsubishi UFJ Financial Group, Inc. ADR	339,700	1,549,032
Total Japan		68,578,188
CHINA/HONG KONG: 28.1%
Ctrip.com International, Ltd. ADR[b]	182,400	6,850,944
Kingdee International Software Group Co., Ltd.	12,834,000	4,835,265
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,628,911
China Life Insurance Co., Ltd. H Shares	1,049,000	4,587,518
Hang Lung Group, Ltd.	782,000	4,214,328
China Vanke Co., Ltd. B Shares	3,789,587	3,974,028
Shangri-La Asia, Ltd.	2,096,000	3,868,624
China Mobile, Ltd.	375,000	3,726,693
Dairy Farm International Holdings, Ltd.	477,354	3,322,384
Hong Kong Exchanges and Clearing, Ltd.	189,000	2,947,733
Ports Design, Ltd.	1,092,500	2,778,751
China Merchants Bank Co., Ltd. H Shares	1,160,950	2,777,341
Shenzhou International Group Holdings, Ltd.	2,239,000	2,556,119
Sany Heavy Equipment International Holdings Co., Ltd.	2,115,000	2,340,669
Wynn Macau, Ltd.[b]	1,407,200	2,294,771
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	504,000	2,195,497
Baoye Group Co., Ltd. H Shares	3,554,000	2,086,880
Dongfeng Motor Group Co., Ltd. H Shares	1,478,000	1,714,391
Byd Co., Ltd. H Shares	205,500	1,511,494
Far East Global Group, Ltd.[b]	7,410,000	596,411
Total China/Hong Kong		63,808,752
TAIWAN: 6.9%
St. Shine Optical Co., Ltd.	533,000	4,245,417
HTC Corp.	248,000	3,293,467
Taiwan Semiconductor Manufacturing Co., Ltd.	1,697,585	3,172,861
Richtek Technology Corp.	343,350	2,875,297
Polaris Securities Co., Ltd.[b]	4,888,000	2,127,199
Total Taiwan		15,714,241

	Shares	Value
INDONESIA: 6.6%
PT Bank Rakyat Indonesia	6,401,500	$6,499,178
PT Astra International	1,212,500	6,406,229
PT Telekomunikasi Indonesia	2,598,000	2,202,100
Total Indonesia		15,107,507
INDIA: 6.6%
HDFC Bank, Ltd.	126,958	5,213,902
Jain Irrigation Systems, Ltd.	213,106	4,883,067
Sun Pharmaceutical Industries, Ltd.	83,845	3,210,910
Unitech, Ltd.	1,106,204	1,749,051
Total India		15,056,930
AUSTRALIA: 5.6%
CSL Australia, Ltd.	215,555	5,885,400
Oil Search, Ltd.	899,999	4,140,836
BHP Billiton, Ltd.	89,007	2,768,972
Total Australia		12,795,208
SINGAPORE: 3.9%
CapitaCommerical Trust, REIT	5,456,000	4,726,004
Keppel Land, Ltd.	1,074,000	2,963,658
Goodpack, Ltd.	967,000	1,154,443
Total Singapore		8,844,105
THAILAND: 3.5%
Major Cineplex Group Public Co., Ltd.	17,056,000	4,916,788
Siam Commercial Bank Public Co., Ltd.	1,264,400	3,144,849
Total Thailand		8,061,637
SOUTH KOREA: 3.3%
Kiwoom Securities Co., Ltd.	89,246	2,987,678
LG Electronics, Inc.	33,978	2,583,822
NHN Corp.[b]	13,282	1,975,421
Total South Korea		7,546,921
MALAYSIA: 1.6%
Parkson Holdings BHD	2,107,264	3,533,887
Total Malaysia		3,533,887
VIETNAM: 1.0%
Saigon Securities, Inc.	1,276,060	2,247,435
Total Vietnam		2,247,435
TOTAL COMMON EQUITIES		221,294,811
(Cost $169,187,799)

matthewsasia.com | 800.789.ASIA 23

Matthews Asia Pacific Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 1.7%

	Shares	Value
SOUTH KOREA: 1.7%
Hyundai Motor Co., Ltd., Pfd.	96,520	$3,945,225
Total South Korea		3,945,225
TOTAL PREFERRED EQUITIES		3,945,225
(Cost $1,069,680)
TOTAL INVESTMENTS: 99.0%		225,240,036
(Cost $170,257,479c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		2,249,826
NET ASSETS: 100.0%		$227,489,862

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $170,415,953 and net unrealized appreciation consists of:

Gross unrealized appreciation	$65,303,504
Gross unrealized depreciation	(10,479,421)
Net unrealized appreciation	$54,824,083

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

24 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$4.1 billion
NAV	$19.18
Total # of Positions	76

Ratios

Portfolio Turnover	13.22%[1]
Gross Expense Ratio	1.13%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Pacific Tiger Fund was relatively flat, declining –0.26%, while its benchmark, the MSCI All Country Asia ex Japan Index, fell –3.60%. For the quarter ended June 30, the Fund decreased –2.74% and the benchmark lost –4.86%.

Most equity markets in the Asia ex-Japan region were on a roller-coaster ride as the modest gains recorded in the first quarter were erased in the second. Some of the recent slowdown is natural given that 2010 is the second year of a recovery, and, therefore, is starting from a higher base. Besides the cyclical factors, there is growing concern over the outlook for medium- to longer-term GDP growth in China, particularly as labor and capital are priced more appropriately. For a successful transition in China's economy, it is our belief that household wages must expand at a pace faster than corporate profits, unless productivity gains accrue rapidly. This shift is not an easy one, and may take several years during which time the headline statistics coming out of China may be less than flattering.

While India and Indonesia were the biggest contributors to Fund performance, the top 10 stocks in the portfolio came from a diverse range of sectors and countries. Taiwan was among the worst performers in the region as troubles in Europe raised concerns over the outlook for export-oriented technology firms. As the Fund has been underweight in Taiwanese stocks for several years, this helped relative performance.

The focus of the Pacific Tiger portfolio is to identify businesses and management teams that can deliver sustainable earnings accompanied by an appropriate generation of cash flow. In that context, the Fund's China holdings delivered solid results over the past two years. It is also worth highlighting that many of the portfolio companies achieved important milestones, including Hang Lung Group, which recently opened a shopping mall in the northeastern city of Shenyang. The mall had nearly all its retail spaces leased from day one. In fact, Hang Lung's management team is taking advantage of this period of weakness in China's property market to acquire land at reasonable prices. We remain focused on picking stocks that can weather economic cycles and, at the same time, benefit from the transition toward a more consumption- and services-oriented economy.

Korea was the biggest detractor from absolute and relative performance. MegaStudy, one of the long-term holdings of the Fund, was one of the worst performers in the first half of this year. While the company has been successful in providing quality educational services to students across Korea at prices that are more reasonable than those for private tutoring, it has experienced difficulties in the past few months as regulators attempt to bolster public sector alternatives with the aim of controlling costs. In our view, MegaStudy is a good example of an entrepreneurial company in Korea that has

(continued)

matthewsasia.com | 800.789.ASIA 25

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Pacific Tiger Fund	-2.74%	27.16%	2.83%	13.74%	11.13%	8.81%
MSCI AC Asia ex Japan Index[3]	-4.86%	22.42%	-1.63%	11.65%	7.64%	3.27%[4]
Lipper Pacific ex Japan Fund Category Average[5]	-6.05%	22.03%	-2.58%	10.93%	7.77%	4.45%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hang Lung Group, Ltd.	China/Hong Kong	2.7%
PT Bank Central Asia	Indonesia	2.7%
China Mobile, Ltd.	China/Hong Kong	2.5%
Hyundai Mobis	South Korea	2.3%
HDFC Bank, Ltd.	India	2.2%
Ctrip.com International, Ltd.	China/Hong Kong	2.0%
PT Astra International	Indonesia	1.9%
Tingyi (Cayman Islands) Holding Corp.	China/Hong Kong	1.8%
PT Telekomunikasi Indonesia	Indonesia	1.8%
Swire Pacific, Ltd.	China/Hong Kong	1.8%
% OF ASSETS IN TOP TEN		21.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

26 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

delivered good results, and its management team is looking to replicate their success in other parts of Asia, including China and Vietnam. We maintain our confidence in their strategy.

The outlook for longer-term growth is less uncertain in domestically oriented economies such as India and Indonesia where there is likely to be less of an impact from withdrawal of stimulus measures. That may be a reason why performance of equity markets in those countries this year has been remarkably steady relative to their behavior in past periods of global turmoil.

Historically, the volatility has been pronounced due to the small size of the capital markets compared to the size of the economy. That has exaggerated the impact on the currency and equities in periods of rising risk aversion. Thus far, foreign investors have stayed invested in both these countries with no meaningful reversal of flows. In contrast to many other parts of Asia, companies in India and Indonesia are still pushing ahead with their investment plans, which, in our view, indicates long-term prospects for these economies.

Notwithstanding the favorable outlook, we remain cognizant of the risks facing the region, two of which are of immediate concern. The first is the response (or lack of) by authorities toward the potential increase in inflationary expectations. A second related issue is the ability of the region's economies to digest capital inflows. So far this year, several Asian central banks have allowed their currencies to strengthen vis-à-vis the U.S. dollar. This may bode well for controlling inflation and favor domestic consumers.

Another issue worth highlighting is the potential for a spike in nonperforming loans in the Chinese banking system, given the hectic pace of lending last year. It is hard to predict the economic viability of these loans. We have taken the view of limiting the portfolio's exposure to the banking system in China to just one commercial bank, which has a focus on retail and wealth management.

Compared to five years ago, the portfolio's allocation to some of Asia's smaller markets—most notably members of ASEAN—has increased significantly. This reflects our efforts to seek attractive long-term investment opportunities across the region, even as parts of Asia may experience moderating growth.

COUNTRY ALLOCATION (%)

China/Hong Kong	32.7
India	19.3
South Korea	14.3
Indonesia	7.6
Taiwan	6.9
Malaysia	4.5
Thailand	4.1
Singapore	3.4
Philippines	1.7
Vietnam	0.7
Cash and Other Assets, Less Liabilities	4.8

SECTOR ALLOCATION (%)

Financials	31.5
Consumer Discretionary	15.8
Information Technology	14.0
Consumer Staples	11.9
Health Care	7.4
Telecommunication Services	5.0
Industrials	4.3
Utilities	3.7
Materials	1.2
Energy	0.4
Cash and Other Assets, Less Liabilities	4.8

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	60.4
Mid Cap ($1B-$5B)	30.5
Small Cap (Under $1B)	4.3
Cash and Other Assets, Less Liabilities	4.8

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 27

Matthews Pacific Tiger Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.2%

	Shares	Value
CHINA/HONG KONG: 32.7%
Hang Lung Group, Ltd.	20,164,000	$108,667,139
China Mobile, Ltd. ADR	2,036,750	100,635,817
Ctrip.com International, Ltd. ADR[b]	2,197,950	82,555,002
Tingyi (Cayman Islands) Holding Corp.	30,096,000	73,787,976
Swire Pacific, Ltd. A Shares	6,376,500	72,381,227
Ping An Insurance (Group) Co. of China, Ltd. H Shares	8,873,500	71,531,051
Hengan International Group Co., Ltd.	7,996,000	64,747,122
China Resources Enterprise, Ltd.	17,502,000	64,432,614
Baidu, Inc. ADR[b]	926,000	63,042,080
Dairy Farm International Holdings, Ltd.	8,563,446	59,601,584
Lenovo Group, Ltd.	107,568,000	57,715,497
Shangri-La Asia, Ltd.	30,326,000	55,973,230
China Merchants Bank Co., Ltd. H Shares	22,182,350	53,066,845
New Oriental Education & Technology Group, Inc. ADR[b]	539,400	50,266,686
Hong Kong Exchanges and Clearing, Ltd.	3,189,500	49,744,950
Mindray Medical International, Ltd. ADR	1,564,297	49,150,212
China Resources Land, Ltd.	24,794,000	46,618,477
China Vanke Co., Ltd. B Shares	41,875,296	43,913,391
Tencent Holdings, Ltd.	2,469,800	40,917,792
Dongfeng Motor Group Co., Ltd. H Shares	33,440,000	38,788,390
NetEase.com, Inc. ADR[b]	1,032,350	32,735,818
Sinopharm Group Co., Ltd. H Shares	5,256,400	19,152,320
Inspur International, Ltd.†	210,000,000	18,602,620
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	11,949,117	17,169,645
Total China/Hong Kong		1,335,197,485
INDIA: 19.3%
HDFC Bank, Ltd.	1,997,184	82,020,214
Housing Development Finance Corp.	1,087,137	68,511,192
Sun Pharmaceutical Industries, Ltd.	1,665,363	63,776,384
Tata Power Co., Ltd.	2,035,014	57,001,041
Infosys Technologies, Ltd.	948,401	56,584,590
Unitech, Ltd.	35,024,406	55,378,095
ITC, Ltd.	7,905,000	51,574,837
Titan Industries, Ltd.	989,621	50,175,135
Kotak Mahindra Bank, Ltd.	2,997,941	49,189,710
Larsen & Toubro, Ltd.	1,169,599	45,237,285
Dabur India, Ltd.	10,030,888	45,231,555
Sun TV Network, Ltd.	3,602,590	33,682,712
Bharti Airtel, Ltd.	5,563,480	31,322,533
Sintex Industries, Ltd.	4,105,656	28,265,767
Glenmark Pharmaceuticals, Ltd.	4,529,022	26,161,852
Container Corp. of India, Ltd.	654,095	18,922,834
Infosys Technologies, Ltd. ADR	219,611	13,156,895
HDFC Bank, Ltd. ADR	63,900	9,135,783
Total India		785,328,414

	Shares	Value
SOUTH KOREA: 14.3%
Hyundai Mobis	555,000	$93,087,100
LS Corp.	944,781	67,701,869
Dongbu Insurance Co., Ltd.	2,216,690	63,612,636
Amorepacific Corp.	65,152	55,430,519
NHN Corp.[b]	359,802	53,513,061
Samsung Electronics Co., Ltd.	82,404	51,684,962
Cheil Worldwide, Inc.	4,916,350	51,425,434
POSCO	129,000	48,879,500
MegaStudy Co., Ltd.†	336,666	44,483,452
Yuhan Corp.	289,321	36,146,457
Hana Financial Group, Inc.	683,003	18,110,170
Total South Korea		584,075,160
INDONESIA: 7.6%
PT Bank Central Asia	166,625,000	108,414,708
PT Astra International	14,665,230	77,483,563
PT Telekomunikasi Indonesia	75,460,500	63,961,354
PT Perusahaan Gas Negara	120,950,000	51,273,175
PT Telekomunikasi Indonesia ADR	275,700	9,437,211
Total Indonesia		310,570,011
TAIWAN: 6.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	34,923,513	65,273,577
Yuanta Financial Holding Co., Ltd.	112,400,000	59,999,730
Hon Hai Precision Industry Co., Ltd.[b]	17,104,492	59,954,194
Synnex Technology International Corp.	27,039,200	58,519,526
President Chain Store Corp.	13,442,608	39,670,050
Total Taiwan		283,417,077
MALAYSIA: 4.5%
Genting BHD	31,057,700	67,935,819
Top Glove Corp. BHD	12,587,980	53,202,671
Public Bank BHD	12,136,386	44,517,366
KNM Group BHD[b]	102,960,700	16,096,725
Total Malaysia		181,752,581
THAILAND: 4.1%
Bank of Ayudhya Public Co., Ltd. NVDR	103,968,600	62,189,949
Land & Houses Public Co., Ltd.	254,719,500	43,606,170
Central Pattana Public Co., Ltd.	66,596,100	40,732,231
Land & Houses Public Co., Ltd. NVDR	130,450,000	21,109,718
Total Thailand		167,638,068
SINGAPORE: 3.4%
Parkway Holdings, Ltd.	21,157,540	53,545,178
Keppel Land, Ltd.	15,112,000	41,700,934
Hyflux, Ltd.	17,990,187	41,480,514
Total Singapore		136,726,626
PHILIPPINES: 1.7%
SM Prime Holdings, Inc.	299,519,117	69,387,062
Total Philippines		69,387,062

28 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 0.7%
Vietnam Dairy Products JSC	6,332,900	$29,304,801
Total Vietnam		29,304,801
TOTAL INVESTMENTS: 95.2%		3,883,397,285
(Cost $3,036,760,591c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.8%		195,720,906
NET ASSETS: 100.0%		$4,079,118,191

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,037,506,843 and net unrealized appreciation consists of:

Gross unrealized appreciation	$958,448,731
Gross unrealized depreciation	(112,558,289)
Net unrealized appreciation	$845,890,442

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 29

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$2.4 billion
NAV	$24.85
Total # of Positions	64

Ratios

Portfolio Turnover	5.28%[1]
Gross Expense Ratio	1.21%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews China Fund declined –2.55%, while its benchmark, the MSCI China Index, dropped –5.98%. Chinese shares accelerated their decline in the second quarter amid investor concerns over inflation, overheating in the property market and growing labor costs. For the quarter ended June 30, the Fund was down –5.26%, while its benchmark was down –4.48%.

After a strong performance in 2009, Chinese equities were weak during the first half of 2010. While China's GDP grew at 11.9% in the first quarter, investors focused more on signs of economic overheating as inflation rose to over 3% and property markets also continued to increase. In addition, the increasing cost of labor became the latest issue as foreign joint ventures in China have been forced to raise salaries substantially amid growing labor unrest at their factories. China has sent clear messages that it will not allow its economy to grow at a pace that is out of control, and the government has been rolling out various tightening measures to moderate the growth. So far, loan growth has slowed, policies aimed at tightening property markets seem to be taking effect and China's latest currency moves may help curb inflation over the long term. It seems likely that China may achieve a "soft landing" toward the end of the year, with economic growth gradually slowing and inflation under control. However, uncertainties, including a worsening of the European debt situation and a sharp decline of Chinese exports, still exist. We are also cautious on the overall quality of bank loans and expect to see some deterioration in nonperforming loans going forward.

During the six month period, both the Fund's overweight and stock selection in certain sectors, such as consumer discretionary, consumer staples, information technology and industrials, helped it outperform its benchmark. Our cautious moves in the financial sector enabled us avoid the steep declines experienced by banks and property companies. In the second quarter, our more defensive positions in utilities and mass market retailing served us well during the volatile market environment. Conversely, our relative underweight in telecommunications services was a detractor to performance as China Mobile performed strongly in the first half of the year. While China Mobile is one of our largest holdings, our weighting in it is much smaller than that of the benchmark.

We added two new stocks to the portfolio during the second quarter that illustrate how we seek to capitalize on emerging long-term growth trends in the domestic market: Digital China Holdings and Sands China. These two companies represent some of the developments in China's rapidly growing service industry and are reflective of China's new consumer behavior. Digital China is one of the country's leading information technology (IT) firms focusing on distribution and IT services. China's demand for IT services has grown

(continued)

30 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 2/19/98
Matthews China Fund	-5.26%	24.95%	5.33%	21.41%	16.52%	12.72%
MSCI China Index[3]	-4.48%	11.11%	0.92%	21.07%	8.83%	3.45%[4]
Lipper China Funds Category Average[4]	-8.60%	12.53%	-3.00%	13.81%	8.61%	8.97%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.3%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.6%
Lianhua Supermarket Holdings Co., Ltd.	Consumer Staples	2.6%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.4%
Hong Kong & China Gas Co., Ltd.	Utilities	2.4%
China Life Insurance Co., Ltd.	Financials	2.3%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.3%
CNOOC, Ltd.	Energy	2.3%
Belle International Holdings, Ltd.	Consumer Discretionary	2.2%
Hengan International Group Co., Ltd.	Consumer Staples	2.2%
% OF ASSETS IN TOP TEN		24.6%

CHINA EXPOSURE7

SAR (Hong Kong)	41.4%
H Share	30.2%
China-affiliated Corporations	17.9%
Overseas Listed	7.7%
B Share	1.3%
Cash and Other Assets, Less Liabilities	1.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

matthewsasia.com | 800.789.ASIA 31

SECTOR ALLOCATION (%)

Consumer Discretionary	22.7
Financials	19.0
Consumer Staples	13.7
Industrials	12.0
Information Technology	11.7
Energy	6.2
Utilities	6.1
Telecommunication Services	4.6
Health Care	2.5
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	68.3
Mid Cap ($1B-$5B)	26.9
Small Cap (Under $1B)	3.3
Cash and Other Assets, Less Liabilities	1.5

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

as companies move up the value chain and improve productivity. As the number one IT vendor in China, Digital China's top clients include local governments, major state-owned enterprises and foreign multinational companies. The company is developing rapidly in the IT services arena, leveraging its huge client base and strong research and development facilities. Sands China operates resorts and casinos in Macau, which has already surpassed Las Vegas to become the largest gaming market in the world. Sands China is changing the landscape of Macau's gaming market by offering Las Vegas-style casinos. It has already achieved market share of more than 20% and is one of the strongest players in Macau.

Over the history of the Fund, we have been following the evolution of consumer patterns in China and seeking companies in their initial stage of growth that we believe will benefit from the coming consumer trends. When we first launched the Fund in the late 1990s, Chinese consumer demand centered mostly on basic necessities such as white goods and home improvement products. The average per capita income was approximately US$800 at the time. Today, the average income has increased to nearly US$3,000. With rapid growth in income levels, Chinese consumer demands have gradually shifted toward higher-end luxury products, banking and insurance services, health care, education and information services. Over the years, the Fund's investment focus in consumer areas has also shifted, from white goods to personal computers, cell phones, banking and insurance companies and technology services firms. In this changing environment, we will maintain our consumer-focused approach to investing in China.

32 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 98.5%

	Shares	Value
CONSUMER DISCRETIONARY: 22.7%
Hotels, Restaurants & Leisure: 5.8%
Ctrip.com International, Ltd. ADR[b]	1,335,700	$50,168,892
Cafe' de Coral Holdings, Ltd.	17,914,100	45,876,876
Shangri-La Asia, Ltd.	15,453,600	28,522,981
Sands China, Ltd.[b]	9,158,400	13,535,930
		138,104,679
Multiline Retail: 4.1%
Golden Eagle Retail Group, Ltd.	26,496,000	55,317,995
Parkson Retail Group, Ltd.	26,044,500	43,900,226
		99,218,221
Textiles, Apparel & Luxury Goods: 3.8%
Li Ning Co., Ltd.	12,019,000	39,382,821
Ports Design, Ltd.	14,983,500	38,110,228
Glorious Sun Enterprises, Ltd.	33,994,000	12,585,162
		90,078,211
Specialty Retail: 2.2%
Belle International Holdings, Ltd.	37,766,000	53,578,057
Distributors: 2.2%
Li & Fung, Ltd.	11,809,200	52,834,085
Automobiles: 2.0%
Dongfeng Motor Group Co., Ltd. H Shares	40,298,000	46,743,258
Diversified Consumer Services: 1.9%
New Oriental Education & Technology Group, Inc. ADR[b]	477,800	44,526,182
Media: 0.7%
Television Broadcasts, Ltd.	3,270,000	15,163,466
AirMedia Group, Inc. ADR[b]	861,022	2,686,389
		17,849,855
Total Consumer Discretionary		542,932,548
FINANCIALS: 19.0%
Real Estate Management & Development: 6.4%
Hang Lung Group, Ltd.	9,166,000	49,397,094
Swire Pacific, Ltd. A Shares	3,930,000	44,610,401
China Vanke Co., Ltd. B Shares	29,906,484	31,362,050
China Resources Land, Ltd.	14,852,000	27,925,208
		153,294,753
Commercial Banks: 6.3%
BOC Hong Kong Holdings, Ltd.	21,662,000	49,334,446
China Merchants Bank Co., Ltd. H Shares	19,955,114	47,738,627
China Construction Bank Corp. H Shares	40,638,000	32,714,141
Bank of Communications Co., Ltd. H Shares	19,607,000	20,635,506
		150,422,720

	Shares	Value
Insurance: 4.5%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,432,500	$51,853,664
China Life Insurance Co., Ltd. H Shares	10,768,000	47,090,937
China Life Insurance Co., Ltd. ADR	136,300	8,886,760
		107,831,361
Diversified Financial Services: 1.8%
Hong Kong Exchanges and Clearing, Ltd.	2,648,500	41,307,258
Total Financials		452,856,092
CONSUMER STAPLES: 13.7%
Food Products: 4.8%
Tingyi (Cayman Islands) Holding Corp.	25,185,000	61,747,414
China Yurun Food Group, Ltd.	16,901,000	53,148,485
		114,895,899
Food & Staples Retailing: 4.7%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	16,796,000	61,523,923
China Resources Enterprise, Ltd.	13,782,000	50,737,646
		112,261,569
Household & Personal Products: 2.3%
Hengan International Group Co., Ltd.	6,610,500	53,528,121
Beverages: 1.9%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	45,346,048
Total Consumer Staples		326,031,637
INDUSTRIALS: 12.0%
Transportation Infrastructure: 3.4%
China Merchants Holdings International Co., Ltd.	15,522,581	51,243,945
GZI Transport, Ltd.	36,765,000	18,073,069
Beijing Capital International Airport Co., Ltd. H Shares	18,104,000	10,610,008
		79,927,022
Machinery: 2.8%
China South Locomotive and Rolling Stock Corp. H Shares	64,391,000	44,019,690
China National Materials Co., Ltd. H Shares	37,943,000	22,825,159
		66,844,849
Airlines: 2.0%
Air China, Ltd. H Shares[b]	49,583,900	48,626,919
Electrical Equipment: 1.9%
China High Speed Transmission Equipment Group Co., Ltd.	21,263,000	44,662,652
Construction & Engineering: 1.1%
China Railway Construction Corp., Ltd. H Shares	20,975,500	26,351,724

matthewsasia.com | 800.789.ASIA 33

Matthews China Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Industrial Conglomerates: 0.8%
NWS Holdings, Ltd.	11,017,276	$19,913,004
Total Industrials		286,326,170
INFORMATION TECHNOLOGY: 11.7%
Internet Software & Services: 3.9%
Tencent Holdings, Ltd.	2,334,900	38,682,870
Sina Corp.[b]	792,700	27,950,602
NetEase.com, Inc. ADR[b]	851,400	26,997,894
		93,631,366
Computers & Peripherals: 2.9%
Lenovo Group, Ltd.	79,624,000	42,722,173
TPV Technology, Ltd.	45,168,000	26,796,586
		69,518,759
Communications Equipment: 1.9%
ZTE Corp. H Shares	15,079,254	45,786,037
Software: 1.9%
Kingdee International Software Group Co., Ltd.†	120,330,000	45,334,844
Electronic Equipment, Instruments & Components: 1.1%
Digital China Holdings, Ltd.	17,164,000	26,222,545
Total Information Technology		280,493,551
ENERGY: 6.2%
Oil, Gas & Consumable Fuels: 5.0%
CNOOC, Ltd.	32,046,000	54,467,887
China Shenhua Energy Co., Ltd. H Shares	11,434,000	41,250,499
China Petroleum & Chemical Corp. (Sinopec) H Shares	28,676,000	23,130,918
		118,849,304
Energy Equipment & Services: 1.2%
China Oilfield Services, Ltd. H Shares	24,186,000	28,145,526
Total Energy		146,994,830
UTILITIES: 6.1%
Electric Utilities: 2.4%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	57,163,746
Gas Utilities: 2.4%
Hong Kong & China Gas Co., Ltd.	23,045,653	56,986,257
Independent Power Producers & Energy Traders: 1.3%
China Longyuan Power Group Corp. H Shares[b]	19,836,000	18,210,841
Datang International Power Generation Co., Ltd. H Shares	30,990,000	12,500,091
		30,710,932
Total Utilities		144,860,935

	Shares	Value
TELECOMMUNICATION SERVICES: 4.6%
Wireless Telecommunication Services: 3.3%
China Mobile, Ltd.	5,773,583	$57,376,998
China Mobile, Ltd. ADR	431,200	21,305,592
		78,682,590
Diversified Telecommunication Services: 1.3%
China Communications Services Corp., Ltd. H Shares	63,578,000	30,721,460
Total Telecommunication Services		109,404,050
HEALTH CARE: 2.5%
Health Care Equipment & Supplies: 1.3%
Mindray Medical International, Ltd. ADR	973,268	30,580,080
Health Care Providers & Services: 1.2%
Sinopharm Group Co., Ltd. H Shares	8,128,000	29,615,336
Total Health Care		60,195,416
TOTAL COMMON EQUITIES		2,350,095,229
(Cost $1,890,087,466)

RIGHTS: 0.0%

FINANCIALS: 0.0%
Commercial Banks: 0.0%
Bank of Communications Co. , Ltd. H Shares, Rights, Expires, 07/19/10	2,941,050	1,178,399
TOTAL RIGHTS		1,178,399
(Cost $0)
TOTAL INVESTMENTS: 98.5%		2,351,273,628
(Cost $1,890,087,466c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		34,993,519
NET ASSETS: 100.0%		$2,386,267,147

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,893,218,634 and net unrealized appreciation consists of:

Gross unrealized appreciation	$546,357,486
Gross unrealized depreciation	(88,302,492)
Net unrealized appreciation	$458,054,994

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$904.4 million
NAV	$18.15
Total # of Positions	57

Ratios

Portfolio Turnover	18.09%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews India Fund gained 11.42%, while its benchmark, the Bombay Stock Exchange 100 (BSE 100) Index gained 3.14%. For the quarter ended June 30, the Fund increased 1.91%, while the benchmark decreased –1.22%.

The portfolio's performance relative to the benchmark was helped by a combination of holdings in the financials and industrials sectors. Stocks in the materials sector were the biggest drag on the BSE 100 Index in the first half of the year. Since inception, the Fund has carried a much smaller allocation to commodities, including materials, thus helping the Fund's performance versus the benchmark year-to-date.

Financials were the biggest contributors, accounting for almost one-third of the Fund's performance in the first half of the year, led by the continuing recovery in both public and private sector banks. Private banks have traded at a premium to public banks, but the gap has decreased from all-time highs of well over 100%, thereby helping returns from portfolio holdings such as Oriental Bank of Commerce. While the drivers of India's banking industry—well-capitalized balance sheets, ensuing investment cycle and penetration of retail loan products—are widely known, the case for public versus private sector banks is less clear. On the one hand, private banks are more innovative and have been increasing their share of fee income and loans in the system. But public banks have the most to gain, given their large branch network and access to low-cost deposits, as well as improving productivity from rather low levels. The portfolio includes both public and private sector banks in which we hold the greatest conviction in the quality of the deposit base and loan portfolio.

Indian equity markets were among the best-performing in the Asia ex-Japan region year-to-date, even after a year of significant outperformance in 2009. The surprising lack of volatility in India's capital markets this year is a stark contrast to prior periods of global turmoil when equities and the Indian rupee have suffered from an increase in investor risk aversion and a consequent reversal in capital flows. Our contention has been that India's economic drivers are largely domestic in nature with over half of the GDP driven by private consumption. The impact of this can be seen in the fundamental performance of corporate India—over the past decade, earnings per share reported by Indian companies have shown compounded annual growth at a rate in the low teens, with volatility in a similar range. India's volatility relative to its growth has been significantly lower than that of other emerging market peers, and even the U.S.

Sustained overseas flows into India, despite increased global turmoil during the period, were a welcome change from the past when foreign investors have reversed course in environments of heightened risk. It is uncertain whether this change is going to be transitory. What seems relatively more certain to us is the growth outlook for

(continued)

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	Inception 10/31/05
Matthews India Fund	1.91%	49.31%	4.75%	17.25%
Bombay Stock Exchange 100 Index[3]	-1.22%	30.34%	4.06%	19.92%
Lipper Emerging Markets Funds Category Average[4]	-8.96%	22.58%	-5.41%	8.96%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	3.9%
Dabur India, Ltd.	Consumer Staples	3.5%
Infosys Technologies, Ltd.	Information Technology	3.4%
Gail India, Ltd.	Utilities	3.2%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.0%
Jain Irrigation Systems, Ltd.	Industrials	3.0%
Crompton Greaves, Ltd.	Industrials	2.9%
Container Corp. of India, Ltd.	Industrials	2.9%
Asian Paints, Ltd.	Materials	2.9%
Reliance Industries, Ltd.	Energy	2.9%
% OF ASSETS IN TOP TEN		31.6%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

36 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

the next decade, which is likely to be better than the last decade. The potential from a sustained increase in investment spending, and increasing contribution from the rural and farming segments, can be significant drivers of the economy in the years to come. For there to be a pick-up in investment spending, the importance of availability of capital cannot be overstated. The efforts by the government to reduce the fiscal deficit via divestment, and recently increasing prices of sensitive items, such as cooking gas, is a step in the right direction.

Full capital account convertibility remains a long-term goal, but the government seems relatively more receptive in allowing equity-linked flows in the form of foreign direct investment (FDI). Policy measures aimed at facilitating flows into areas such as telecommunications and financial services have helped cross border merger and acquisition (M&A) activity. In fact, year-to-date there has been a noticeable pick-up in inbound M&A, perhaps reflecting India's rise as an attractive destination.

There have also been efforts to ease access to capital markets for infrastructure companies. One of the portfolio's recent holdings, Infrastructure Development and Finance Company (IDFC), has a business model geared toward investing in infrastructure-oriented sectors by raising funding, either in the domestic or international market. IDFC is one of the few institutions capable of providing syndication services for infrastructure investment, which is likely to generate fee-based income for the company. Even though the wholesale nature of their business model can be problematic in times of varying liquidity, recent measures by the government such as a proposal to allow infrastructure finance companies to issue tax-exempt bonds, may offset some of those pressures.

In spite of several favorable factors, it is premature to conclude that India's economy is on auto pilot. The equity market's gains over the past 18 months mean that valuations provide little cushion in the event of any negative surprises in corporate earnings. Inflation is a near-term challenge, although the Reserve Bank of India has shown itself to be capable of keeping expectations in check. On balance, the outlook for Indian equities is not as benign as it was at the start of 2009, and we continue to emphasize quality as a way to overcome any sharp rise in volatility.

SECTOR ALLOCATION (%)

Financials	23.4
Industrials	19.4
Consumer Discretionary	10.2
Information Technology	8.9
Consumer Staples	8.7
Materials	7.0
Health Care	6.9
Utilities	5.9
Energy	4.0
Telecommunication Services	1.4
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	34.3
Mid Cap ($1B-$5B)	48.3
Small Cap (Under $1B)	13.2
Cash and Other Assets, Less Liabilities	4.2

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 37

Matthews India Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 92.8%

	Shares	Value
FINANCIALS: 23.4%
Commercial Banks: 13.4%
Axis Bank, Ltd.	845,032	$22,401,809
Oriental Bank of Commerce	2,946,834	20,574,106
Corporation Bank	1,719,331	19,317,935
HDFC Bank, Ltd.	428,033	17,578,429
HDFC Bank, Ltd. ADR	122,227	17,474,794
Allahabad Bank	4,700,000	16,260,270
ICICI Bank, Ltd. ADR	178,283	6,443,148
ICICI Bank, Ltd.	50,000	914,466
		120,964,957
Real Estate Management & Development: 3.2%
Unitech, Ltd.	9,603,178	15,183,861
Ascendas India Trust	20,340,000	13,620,881
Emami Infrastructure, Ltd.[b,c]	212,681	219,356
		29,024,098
Diversified Financial Services: 3.1%
Kotak Mahindra Bank, Ltd.	1,075,000	17,638,418
Infrastructure Development Finance Co., Ltd.	2,762,708	10,606,739
		28,245,157
Consumer Finance: 2.0%
Shriram Transport Finance Co., Ltd.	1,497,977	18,460,353
Thrifts & Mortgage Finance: 1.7%
Housing Development Finance Corp.	245,000	15,439,859
Total Financials		212,134,424
INDUSTRIALS: 19.4%
Machinery: 7.6%
Jain Irrigation Systems, Ltd.	1,166,127	26,720,393
Ashok Leyland, Ltd.	18,511,277	25,153,541
Thermax, Ltd.	1,043,128	16,839,787
		68,713,721
Electrical Equipment: 2.9%
Crompton Greaves, Ltd.	4,777,500	26,375,704
Road & Rail: 2.9%
Container Corp. of India, Ltd.	903,101	26,126,527
Building Products: 2.4%
Sintex Industries, Ltd.	3,183,251	21,915,385
Construction & Engineering: 2.2%
Larsen & Toubro, Ltd.	501,660	19,403,006
Industrial Conglomerates: 1.4%
MAX India, Ltd.[c]	3,913,102	12,837,654
Total Industrials		175,371,997

	Shares	Value
CONSUMER DISCRETIONARY: 10.2%
Media: 4.7%
Sun TV Network, Ltd.	1,975,127	$18,466,612
HT Media, Ltd.	3,018,943	9,610,719
Jagran Prakashan, Ltd.	3,426,501	9,103,277
Dish TV India, Ltd.[c]	4,737,097	4,770,250
		41,950,858
Auto Components: 2.5%
Exide Industries, Ltd.	8,066,741	22,688,479
Hotels, Restaurants & Leisure: 1.6%
Indian Hotels Co., Ltd.	6,624,840	14,812,052
Textiles, Apparel & Luxury Goods: 1.4%
Titan Industries, Ltd.	254,691	12,913,181
Total Consumer Discretionary		92,364,570
CONSUMER STAPLES: 8.7%
Personal Products: 6.5%
Dabur India, Ltd.	6,939,715	31,292,753
Emami, Ltd.	896,398	14,957,207
Marico, Ltd.	4,549,720	12,603,496
		58,853,456
Tobacco: 2.2%
ITC, Ltd.	3,065,000	19,997,075
Total Consumer Staples		78,850,531
INFORMATION TECHNOLOGY: 8.5%
IT Services: 5.9%
Infosys Technologies, Ltd.	298,281	17,796,384
CMC, Ltd.	421,828	12,928,113
Infosys Technologies, Ltd. ADR	213,179	12,771,554
HCL Infosystems, Ltd.	4,032,290	9,887,872
		53,383,923
Internet Software & Services: 1.8%
Info Edge India, Ltd.	851,727	16,276,738
Software: 0.8%
Financial Technologies India, Ltd.	240,752	6,875,035
Total Information Technology		76,535,696
HEALTH CARE: 6.6%
Pharmaceuticals: 6.6%
Sun Pharmaceutical Industries, Ltd.	710,460	27,207,624
Glenmark Pharmaceuticals, Ltd.	3,153,091	18,213,800
Cipla India, Ltd.	1,953,275	14,157,277
Total Health Care		59,578,701

38 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 5.5%
Chemicals: 5.0%
Asian Paints, Ltd.	527,500	$25,998,745
Castrol India, Ltd.	1,371,000	12,986,894
Grasim Industries, Ltd.	163,980	6,452,752
		45,438,391
Metals & Mining: 0.3%
NMDC, Ltd.	392,045	2,219,411
Construction Materials: 0.2%
Samruddhi Cement, Ltd.[c]	163,980	1,726,830
Total Materials		49,384,632
UTILITIES: 5.1%
Gas Utilities: 3.2%
Gail India, Ltd.	2,914,751	29,142,993
Electric Utilities: 1.9%
CESC, Ltd.	2,155,920	17,321,518
Total Utilities		46,464,511
ENERGY: 4.0%
Oil, Gas & Consumable Fuels: 4.0%
Reliance Industries, Ltd.	1,110,742	25,850,865
Chennai Petroleum Corp., Ltd.[c]	1,889,744	10,196,302
Total Energy		36,047,167
TELECOMMUNICATION SERVICES: 1.4%
Wireless Telecommunication Services: 1.4%
Bharti Airtel, Ltd.	2,194,382	12,354,426
Total Telecommunication Services		12,354,426
TOTAL COMMON EQUITIES		839,086,655
(Cost $606,992,789)

INTERNATIONAL BONDS: 3.0%

	Face Amount
MATERIALS: 1.5%
Metals & Mining: 1.5%
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/2014	$12,000,000	13,236,000
Total Materials		13,236,000
UTILITIES: 0.8%
Electric Utilities: 0.8%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/2014	7,000,000	7,420,000
Total Utilities		7,420,000

	Face Amount	Value
INFORMATION TECHNOLOGY: 0.4%
Software: 0.4%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/2011	$2,500,000	$3,300,000
Total Information Technology		3,300,000
HEALTH CARE: 0.3%
Pharmaceuticals: 0.3%
Aurobindo Pharma, Ltd., Cnv. 0.000%, 08/11/2010	2,000,000	3,170,000
Total Health Care		3,170,000
TOTAL INTERNATIONAL BONDS		27,126,000
(Cost $26,471,223)
TOTAL INVESTMENTS: 95.8%		866,212,655
(Cost $633,464,012d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		38,178,425
NET ASSETS: 100.0%		$904,391,080

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Illiquid security.

c  Non-income producing security.

d  Cost for federal income tax purposes is $636,639,284 and net unrealized appreciation consists of:

Gross unrealized appreciation	$267,884,113
Gross unrealized depreciation	(38,310,742)
Net unrealized appreciation	$229,573,371

Cnv.  Convertible

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 39

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$59.6 million
NAV	$10.41
Total # of Positions	51

Ratios

Portfolio Turnover	126.75%[1]
Gross Expense Ratio	1.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Japan Fund returned –4.58%, while its benchmark, the MSCI Japan Index fell –2.65%. For the quarter ended June 30, the Fund returned –8.04%, while its benchmark fell –10.07%.

While Japan remained one of the best-performing markets in the world during the first six months of 2010, its strong rally came to an abrupt halt at the end of April, as did the rally in most other major stock markets around the globe. A combination of strong export earnings and cheap valuations for Japanese equities helped support the rally in the first quarter. However, a slowdown in China's economy and a sudden appreciation of the yen against the euro in the second quarter drove the index lower in May and June. All major drivers of Japan's economy slowed, including export growth, industrial production and job creation. For the country's economy to expand, real export growth is important. Western economies—Japan's export partners for many decades—still suffer from prolonged economic woes. However, the bright spot is that many Japanese companies are now shifting their focus from the West to the East, where economic growth is stronger. As a result, concern is emerging over the direction and trajectory of the Chinese economy as it is an increasingly important market for many Japanese exporters.

The Fund has been seeking "emerging growth" companies that are either companies with dominant market share that have recently gone public or older, more established companies that have identified new growth drivers for their business. Examples of these drivers include Asia's growing pool of consumers with rising discretionary income and "green" technologies that address the limitations of available energy in emerging markets such as China. These drivers could lead to margin expansion and the potential for higher returns on investment. The Fund also looks for compelling valuations. As bottom-up investors, we construct our portfolio one stock at a time rather than through sector allocation. Fund holdings such as consumer firms Pigeon and Rinnai represent the Fund's emerging growth plays, while Japanese Real Estate Investment Trusts (J-REITs) are held in part for their dividend yield.

Late in the second quarter, Unicharm Petcare, one of the Fund's core emerging growth stocks was acquired by Unicharm, its parent company. Unicharm Petcare was one of the portfolio's best performers year-to-date, however, as a result of the acquisition, the Fund will no longer be able to participate in the company's growth.

By sector, the Fund's industrials holdings included both positive contributors as well as the portfolio's two worst performers for the first six months of 2010: The Japan Steel Works (JSW) and machinery firm Kubota. JSW's performance was negatively affected by the collapse of the euro while Kubota, an agricultural machinery company,

(continued)

40 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/31/98
Matthews Japan Fund	-8.04%	3.70%	-11.82%	-5.51%	-5.15%	2.55%
MSCI Japan Index[3]	-10.07%	0.89%	-11.89%	-0.04%	-3.28%	0.82%
Tokyo Stock Price Index[3]	-9.28%	0.00%	-11.45%	-0.82%	-3.34%	1.15%
Lipper Japanese Funds Category Average[4]	-12.30%	-1.75%	-15.54%	-5.28%	-6.75%	1.47%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.6%
Pigeon Corp.	Consumer Staples	3.6%
ORIX Corp.	Financials	3.3%
So-net Entertainment Corp.	Information Technology	3.2%
Advance Residence Investment Corp., REIT	Financials	2.9%
Hoshizaki Electric Co., Ltd.	Industrials	2.9%
Nissan Motor Co., Ltd.	Consumer Discretionary	2.8%
Kakaku.com, Inc.	Information Technology	2.7%
Toshiba Corp.	Information Technology	2.7%
Fanuc, Ltd.	Industrials	2.7%
% OF ASSETS IN TOP TEN		30.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 41

SECTOR ALLOCATION (%)

Industrials	24.7
Financials	22.7
Information Technology	16.2
Consumer Discretionary	15.3
Consumer Staples	6.2
Health Care	5.6
Materials	5.1
Telecommunication Services	3.9
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	43.3
Mid Cap ($1B-$5B)	34.2
Small Cap (Under $1B)	22.2
Cash and Other Assets, Less Liabilities	0.3

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

was hampered by slower orders from China following delays in China's farming subsidy program. Financials also yielded mixed results, though the sector itself performed on par with the market. The bulk of our J-REIT holdings positively contributed to performance. Meanwhile, Goldcrest, Kenedix and Nomura Holdings detracted from performance in part because investor sentiments toward this sector soured due to Europe's debt issues. In addition, these three financial firms tend to be more sensitive to general market fluctuations. While the benchmark holds large pharmaceutical companies, the Fund's exposure to the health care sector is via medical device makers, which continued to be solid performers year-to-date. One of the Fund's new holdings in this area, Asahi Intecc, was among the health care sector's top performers. The firm has a global market share of 20% to 25% in its main product which is used in catheter treatments for coronary diseases. Sales for this product, known as PTCA guideware, have grown at a five-year compound annual growth rate of 21% as catheter treatments are one-third the cost of open heart surgeries. While developed countries have been the main market for the product, sales to China are expected to grow.

We believe that in the years to come more innovative Japanese companies should continue to grow—either in overseas markets or within Japan. Meanwhile, companies that have not rethought their strategies will continue to be a drag on the market. In this sense, the major indices may not be a good gauge with which to track Japan's more compelling equities. The Fund's ability to find more interesting growth companies in the Japanese market over the last few years has been encouraging. Looking ahead, potential risks may come from Japan's pace of export growth, particularly to Asia.

Looking ahead, the buying momentum of the overall Japanese market may not be as strong as it was six months ago due to much-improved foreign ownership during the period. However, valuations still remain attractive, and we continue to be optimistic about the growth potential of some of the country's more progressive companies even in this challenging environment.

42 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 99.7%

	Shares	Value
INDUSTRIALS: 24.7%
Machinery: 16.6%
Hoshizaki Electric Co., Ltd.	97,700	$1,697,650
Fanuc, Ltd.	14,100	1,592,208
Nabtesco Corp.	101,000	1,556,882
Kubota Corp.	195,000	1,495,709
Komatsu, Ltd.	69,000	1,242,423
The Japan Steel Works, Ltd.	135,000	1,186,638
Mitsubishi Heavy Industries, Ltd.	322,000	1,110,817
		9,882,327
Trading Companies & Distributors: 3.6%
ITOCHU Corp.	277,000	2,165,438
Electrical Equipment: 2.6%
Nidec Corp.	18,200	1,523,652
Construction & Engineering: 1.9%
Toshiba Plant Systems & Services Corp.	91,000	1,135,983
Total Industrials		14,707,400
FINANCIALS: 22.7%
Real Estate Investment Trusts: 9.4%
Advance Residence Investment Corp., REIT	1,347	1,738,692
BLife Investment Corp., REIT	274	1,322,824
United Urban Investment Corp., REIT	149	889,371
Japan Hotel and Resort, Inc., REIT	189	364,607
Starts Proceed Investment Corp., REIT	352	344,394
Premier Investment Corp., REIT	89	338,677
Japan Retail Fund Investment Corp., REIT	271	330,058
Nippon Commercial Investment Corp., REIT	263	252,151
		5,580,774
Capital Markets: 3.3%
Jafco Co., Ltd.	49,900	1,103,852
Nomura Holdings, Inc.	158,900	868,148
		1,972,000
Consumer Finance: 3.3%
ORIX Corp.	27,120	1,964,703
Real Estate Management & Development: 3.0%
Goldcrest Co., Ltd.	68,170	1,178,194
Kenedix, Inc.[b]	3,625	596,999
		1,775,193
Commercial Bank: 2.1%
Mitsubishi UFJ Financial Group, Inc.	276,900	1,257,322
Diversified Financial Services: 1.6%
IBJ Leasing Co., Ltd.	54,800	968,336
Total Financials		13,518,328

	Shares	Value
INFORMATION TECHNOLOGY: 16.2%
Electronic Equipment, Instruments & Components: 6.4%
Hamamatsu Photonics, K.K.	42,200	$1,172,318
Keyence Corp.	3,997	924,276
Nippon Electric Glass Co., Ltd.	79,000	904,909
Kyocera Corp.	10,400	841,946
		3,843,449
Internet Software & Services: 5.9%
So-net Entertainment Corp.	792	1,893,244
Kakaku.com, Inc.	394	1,627,684
		3,520,928
Computers & Peripherals: 2.7%
Toshiba Corp.[b]	322,000	1,595,050
Software: 1.2%
Nintendo Co., Ltd.	2,400	704,662
Total Information Technology		9,664,089
CONSUMER DISCRETIONARY: 15.3%
Automobiles: 7.1%
Nissan Motor Co., Ltd.[b]	236,300	1,646,651
Yamaha Motor Co., Ltd.[b]	118,100	1,561,307
Honda Motor Co., Ltd.	35,600	1,033,878
		4,241,836
Household Durables: 3.5%
Rinnai Corp.	21,600	1,108,724
Panasonic Corp.	78,000	973,975
		2,082,699
Specialty Retail: 2.1%
Point, Inc.	22,750	1,247,815
Diversified Consumer Services: 1.3%
Benesse Holdings, Inc.	16,900	769,337
Auto Components: 1.3%
Koito Manufacturing Co., Ltd.	50,000	736,292
Total Consumer Discretionary		9,077,979
CONSUMER STAPLES: 6.2%
Household Products: 3.6%
Pigeon Corp.	57,400	2,117,625
Tobacco: 2.6%
Japan Tobacco, Inc.	508	1,580,437
Total Consumer Staples		3,698,062
HEALTH CARE: 5.6%
Health Care Equipment & Supplies: 5.6%
Sysmex Corp.	21,600	1,226,750
Asahi Intecc Co., Ltd.	66,500	1,159,141
Mani, Inc.	28,900	969,065
Total Health Care		3,354,956

matthewsasia.com | 800.789.ASIA 43

Matthews Japan Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
MATERIALS: 5.1%
Chemicals: 4.2%
Denki Kagaku Kogyo, K.K.	331,000	$1,540,662
Kansai Paint Co., Ltd.	112,000	961,396
		2,502,058
Metals & Mining: 0.9%
Hitachi Metals, Ltd.	50,000	506,202
Total Materials		3,008,260
TELECOMMUNICATION SERVICES: 3.9%
Wireless Telecommunication Services: 3.9%
Softbank Corp.	46,800	1,241,289
NTT DoCoMo, Inc.	729	1,103,917
Total Telecommunication Services		2,345,206
TOTAL INVESTMENTS: 99.7%		59,374,280
(Cost $56,410,272c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		176,721
NET ASSETS: 100.0%		$59,551,001

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $56,467,699 and net unrealized appreciation consists of:

Gross unrealized appreciation	$7,579,214
Gross unrealized depreciation	(4,672,633)
Net unrealized appreciation	$2,906,581

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

44 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$132.0 million
NAV	$4.13
Total # of Positions	55

Ratios

Portfolio Turnover	52.47%[1]
Gross Expense Ratio	1.30%[2]

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Korea Fund declined –4.18%, while its benchmark, the Korea Composite Stock Price Index (KOSPI), lost –3.77%. For the quarter ended June 30, the Fund was down –5.49% and the benchmark fell –7.13%.

During the first half of the year, Korean equities exhibited increased volatility, with the market initially in positive territory during the first quarter as the global economic recovery continued and Korean exporters recorded strong results. Entering the second quarter, the Korean market declined as geopolitical tensions increased between North and South Korea following the North's attack on a South Korean navy ship. Despite the market volatility, however, domestic consumer sentiment remained positive during the first half of the year with department store sales recovering and confidence rising among consumers.

Among the top-performing stocks in the Fund during the first six months of the year was Seoul-based snack food manufacturer, Orion Corp. Orion is a dominant manufacturer and distributor of snack items such as biscuits, chewing gum and candies. Orion started its snack business in the 1950s and the company grew to become one of Korea's dominant confectionary makers. In early 2000, Orion began expanding overseas, predominantly to China. It has significantly expanded its presence there, as well as in Russia and Vietnam. This year, Orion's sales in China are expected to be larger than its domestic sales and Vietnam should account for about 25% of Orion's international sales.

Large Korean companies such as Samsung, LG Electronics and Hyundai Motors have been strong in the global market for some time but we are now seeing small-to-medium size consumer companies with dominant domestic positions expanding into overseas markets, particularly in other parts of Asia. These firms are able to leverage both the expertise they have gained in Korea and the fact that Koreans share similar tastes and cultural backgrounds with Chinese and some Southeast Asian consumers. According to the management team at Orion, the firm was able to use similar product concepts and brands to successfully penetrate the Chinese market. Superior product quality and better branding also helps Korean companies like Orion win over consumers elsewhere in Asia.

Among the biggest detractors to Fund performance during the period was LG Electronics. While LG has built a strong name, especially in emerging countries, and expanded its market share in televisions and other white goods, its mobile phone division has suffered. The company lacks a smart phone product offering and the stock price declined during the first half of the year as a result. LG is expected to launch an entire series of smart phones in the second half of the year, and we remain optimistic that the company

(continued)

matthewsasia.com | 800.789.ASIA 45

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 1/3/95
Matthews Korea Fund	-5.49%	31.69%	-8.00%	7.17%	11.48%	4.37%
Korea Composite Stock Price Index[3]	-7.13%	27.32%	-9.25%	7.78%	6.86%	0.93%
Lipper Pacific ex Japan Funds Category Average[4]	-6.05%	22.03%	-2.58%	10.93%	7.77%	6.43%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	11.7%
POSCO	Materials	3.8%
Shinhan Financial Group Co., Ltd.	Financials	3.6%
KB Financial Group, Inc.	Financials	3.0%
LG Chem, Ltd.	Materials	2.7%
SK Telecom Co., Ltd.	Telecommunication Services	2.6%
Hyundai Mobis	Consumer Discretionary	2.5%
Hyundai Motor Co.	Consumer Discretionary	2.4%
Dongbu Insurance Co., Ltd.	Financials	2.4%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	2.3%
% OF ASSETS IN TOP TEN		37.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

46 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

can regain some of its lost market share and profitability in the mobile phone business.

On a sector basis, consumer-related stocks performed well while financials suffered, mostly due to a lack of clarity related to the government's banking sector reforms. Valuations for Korean banks and insurance companies remain very attractive and financial holdings remain a major portion of the portfolio.

Looking forward, ongoing tension between North and South Korea could lead to short-term market volatility. However, we believe that, judging from prior conflicts between the two countries, tensions should not leave a long-lasting market impact. Currency volatility, on the other hand, remains a key risk for Korean companies that conduct business abroad.

The Korean won has been among the most volatile currencies in the region. In 2008, the won was the second worst-performing currency in the OECD (second only to Iceland's krona). As Korea's growth outlook became favorable earlier this year, the market attracted heavy flows of foreign capital, in part funded by negligible interest rates in the U.S. and other developed countries. But when the European debt crisis began, foreign investors started to sell off Korean equities, pushing the won lower.

Recognizing the recent currency volatility, the South Korean government started to devise a plan that should stabilize capital flows. In mid-June, the government set limits on the build-up of foreign exchange derivatives that are believed to influence the volatility. Foreign banks will be required to cut holdings in currency derivatives to 250% of equity capital and domestic banks to 50%.

While it is hard to assess the potential impact of this policy to the market, it should minimally impact the fundamentals of the companies in which we invest. We remain focused on identifying Korea's long-term economic developments and companies that stand to benefit from this evolution. We believe that Korea is well-positioned to benefit as the region grows and markets recover globally.

SECTOR ALLOCATION (%)

Consumer Discretionary	21.2
Information Technology	20.8
Financials	18.6
Industrials	10.7
Materials	10.6
Consumer Staples	8.4
Telecommunication Services	4.0
Health Care	3.5
Energy	1.5
Cash and Other Assets, Less Liabilities	0.7

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	55.4
Mid Cap ($1B-$5B)	29.0
Small Cap (Under $1B)	14.9
Cash and Other Assets, Less Liabilities	0.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 47

Matthews Korea Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 94.9%

	Shares	Value
INFORMATION TECHNOLOGY: 19.6%
Semiconductors & Semiconductor Equipment: 11.7%
Samsung Electronics Co., Ltd.	24,630	$15,448,287
Electronic Equipment, Instruments & Components: 6.1%
Samsung Electro-Mechanics Co., Ltd.	23,028	2,879,646
LG Display Co., Ltd. ADR	133,600	2,150,960
Uju Electronics Co., Ltd.	86,724	1,963,700
Samsung SDI Co., Ltd.	8,202	1,147,861
		8,142,167
Internet Software & Services: 1.8%
NHN Corp.[b]	15,783	2,347,393
Total Information Technology		25,937,847
CONSUMER DISCRETIONARY: 19.3%
Automobiles: 4.6%
Hyundai Motor Co.	27,465	3,213,645
Kia Motors Corp.	109,610	2,904,266
		6,117,911
Auto Components: 4.1%
Hyundai Mobis	19,899	3,337,550
Hankook Tire Co., Ltd.	92,430	2,097,017
		5,434,567
Hotels, Restaurants & Leisure: 3.6%
Modetour Network, Inc.	73,564	2,115,674
Hana Tour Service, Inc.	36,817	1,632,282
Grand Korea Leisure Co., Ltd.	53,090	1,037,118
		4,785,074
Household Durables: 2.2%
LG Electronics, Inc.	38,389	2,919,252
Media: 1.8%
Cheil Worldwide, Inc.	224,260	2,345,778
Multiline Retail: 1.7%
Hyundai Department Store Co., Ltd.	23,200	2,216,309
Diversified Consumer Services: 1.3%
MegaStudy Co., Ltd.	13,144	1,736,708
Total Consumer Discretionary		25,555,599
FINANCIALS: 17.3%
Commercial Banks: 8.6%
Shinhan Financial Group Co., Ltd.	127,348	4,687,567
Korea Exchange Bank	263,690	2,687,407
KB Financial Group, Inc.	64,410	2,468,886
KB Financial Group, Inc. ADR	38,953	1,475,929
		11,319,789

	Shares	Value
Insurance: 5.4%
Dongbu Insurance Co., Ltd.	109,590	$3,144,918
Samsung Fire & Marine Insurance Co., Ltd.	19,233	3,052,977
Korea Life Insurance Co., Ltd.	137,000	951,617
		7,149,512
Capital Markets: 3.3%
Kiwoom Securities Co., Ltd.	84,370	2,824,445
Samsung Securities Co., Ltd.	34,513	1,523,194
		4,347,639
Total Financials		22,816,940
INDUSTRIALS: 10.7%
Industrial Conglomerates: 3.2%
Orion Corp.	8,266	2,487,449
Samsung Techwin Co., Ltd.	20,004	1,716,198
		4,203,647
Construction & Engineering: 2.5%
Samsung Engineering Co., Ltd.	22,169	2,053,009
HanmiParsons Co., Ltd.	120,600	1,291,882
		3,344,891
Building Products: 2.2%
LG Hausys, Ltd.	24,305	1,824,398
Sung Kwang Bend Co., Ltd.	62,910	1,020,612
		2,845,010
Commercial Services & Supplies: 2.1%
Korea Plant Service & Engineering Co., Ltd.	37,700	2,085,678
S1 Corp.	16,987	723,136
		2,808,814
Machinery: 0.7%
JVM Co., Ltd.[b]	50,804	943,360
Total Industrials		14,145,722
MATERIALS: 10.6%
Chemicals: 5.7%
LG Chem, Ltd.	14,263	3,577,029
OCI Materials Co., Ltd.	21,729	2,086,265
Hyosung Corp.	29,239	1,851,448
		7,514,742
Metals & Mining: 3.8%
POSCO ADR	37,800	3,565,296
POSCO	3,903	1,478,889
		5,044,185
Containers & Packaging: 1.1%
Lock & Lock Co., Ltd.	46,750	1,427,195
Total Materials		13,986,122

48 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
CONSUMER STAPLES: 8.4%
Food & Staples Retailing: 3.6%
Shinsegae Food Co., Ltd.	38,842	$2,571,528
Shinsegae Co., Ltd.	5,000	2,160,370
		4,731,898
Personal Products: 1.8%
Amorepacific Corp.	2,808	2,389,011
Household Products: 1.6%
LG Household & Health Care, Ltd.	7,351	2,087,669
Tobacco: 1.4%
KT&G Corp.	37,500	1,843,533
Total Consumer Staples		11,052,111
TELECOMMUNICATION SERVICES: 4.0%
Wireless Telecommunication Services: 2.6%
SK Telecom Co., Ltd. ADR	119,700	1,763,181
SK Telecom Co., Ltd.	12,839	1,682,606
		3,445,787
Diversified Telecommunication Services: 1.4%
KT Corp.	48,404	1,787,450
Total Telecommunication Services		5,233,237
HEALTH CARE: 3.5%
Pharmaceuticals: 3.5%
Dong-A Pharmaceutical Co., Ltd.	25,045	2,498,882
Yuhan Corp.	16,626	2,077,177
Total Health Care		4,576,059
ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
SK Energy Co., Ltd.	22,470	1,998,500
Total Energy		1,998,500
TOTAL COMMON EQUITIES		125,302,137
(Cost $105,780,913)

PREFERRED EQUITIES: SOUTH KOREA: 4.4%

CONSUMER DISCRETIONARY: 1.9%
Automobiles: 1.9%
Hyundai Motor Co., Ltd., 2nd, Pfd.	58,494	2,467,090
Total Consumer Discretionary		2,467,090
FINANCIALS: 1.3%
Insurance: 1.3%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	24,176	1,768,746
Total Financials		1,768,746

PREFERRED EQUITIES: SOUTH KOREA (continued)

	Shares	Value
INFORMATION TECHNOLOGY: 1.2%
Semiconductors & Semiconductor Equipment: 1.2%
Samsung Electronics Co., Ltd., Pfd.	3,646	$1,554,275
Total Information Technology		1,554,275
TOTAL PREFERRED EQUITIES		5,790,111
(Cost $5,090,698)
TOTAL INVESTMENTS: 99.3%		131,092,248
(Cost $110,871,611c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		932,690
NET ASSETS: 100.0%		$132,024,938

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $111,341,076 and net unrealized appreciation consists of:

Gross unrealized appreciation	$27,761,284
Gross unrealized depreciation	(8,010,112)
Net unrealized appreciation	$19,751,172

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 49

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$161.2 million
NAV	$16.31
Total # of Positions	73

Ratios

Portfolio Turnover	21.39%[1]
Gross Expense Ratio	2.10%[2]
After Contractual Fee Waiver	2.00%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Small Companies Fund. Please see page 89 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Asia Small Companies Fund gained 3.29%, outperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which lost –1.91%. For the quarter ended June 30, the Fund declined –1.69%, while its benchmark fell –5.98%.

Concerns surrounding Europe's sovereign debt issues continued to affect global sentiment in the second quarter of the year. The sharp depreciation of the euro against the U.S. dollar in May, coupled with sell-offs in global equity markets, exacerbated fears of a repeat of the global financial crisis we witnessed not long ago. The likelihood of a global economic recovery appeared more fragile than previously expected. Asian equities were not immune to severe sell-offs as investors showed concern for real financial impacts, not just investor sentiment. Europe is one of China's largest export markets. Dampened demand and eroding purchasing power in Europe could present huge challenges to its export sector. At the corporate level, company earnings could also fluctuate depending on end-market demand.

External factors aside, Asia is faced with other macroeconomic issues that are mostly inflationary. With property prices rising considerably across many cities in China, the government introduced several tightening measures in attempts to cool down the property sector. On the labor front, intense pressure from factory workers demanding increased wages has driven salaries higher in several high profile cases.

In general, however, Asia's economic growth has recovered from recent lows, prompting central banks to evaluate the resurgence of inflationary pressures. In fact, India, Malaysia and Taiwan all raised interest rates in the second quarter. China announced plans to reform its exchange rate regime to increase flexibility, sparking some short-term excitement in the market during the same period.

Amid a rather uncertain market environment, the Fund stayed consistent with its strategy of focusing on domestically oriented and high quality companies. Stock selection accounted for the bulk of the Fund's outperformance over its benchmark in both the first and second quarter of 2010. We are pleased that companies with solid fundamentals that made shrewd business decisions to grow and expand were recognized by the market. The Fund's holding in materials, consumer staples and health care were the top contributors. Information technology stocks, however, were the largest detractors. In addition, our long-standing overweight in India and underweight in Taiwan favorably impacted the Fund's performance.

On a company basis, Korean materials firm POSCO Chemtech was a major contributor to Fund performance in the first half of 2010. The company supplies refractory materials and maintenance services to steel manufacturers in Korea. While steel manufacturing itself can be a cyclical and capital-intensive industry, POSCO Chemtech's

(continued)

50 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	Inception 9/15/08
Matthews Asia Small Companies Fund	-1.69%	42.44%	32.57%
MSCI All Country Asia ex Japan Small Cap Index[3]	-5.98%	32.04%	22.45%
Lipper Pacific ex Japan Funds Category Average[4]	-6.05%	22.03%	16.14%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.3%
Singapore Airport Terminal Services, Ltd.	Singapore	2.4%
Ipca Laboratories, Ltd.	India	2.3%
Vinda International Holdings, Ltd.	China/Hong Kong	2.2%
Hengdeli Holdings, Ltd.	China/Hong Kong	2.2%
Yip's Chemical Holdings, Ltd.	China/Hong Kong	2.1%
Exide Industries, Ltd.	India	2.0%
Jyothy Laboratories, Ltd.	India	1.9%
Formosa International Hotels Corp.	Taiwan	1.9%
Dongbu Insurance Co., Ltd.	South Korea	1.9%
% OF ASSETS IN TOP TEN		22.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 51

COUNTRY ALLOCATION (%)

China/Hong Kong	31.5
India	21.1
Taiwan	14.8
South Korea	14.6
Singapore	10.8
Malaysia	2.9
Indonesia	2.4
Thailand	0.9
Cash and Other Assets, Less Liabilities	1.0

SECTOR ALLOCATION (%)

Consumer Discretionary	21.7
Industrials	17.4
Information Technology	17.0
Financials	15.1
Health Care	9.8
Materials	9.3
Consumer Staples	7.0
Utilities	1.7
Cash and Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)7,8

Mid Cap ($1B-$5B)	45.4
Small Cap (Under $1B)	53.6
Cash and Other Assets, Less Liabilities	1.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

earnings profile has been steady thanks to the consumable and recurring nature of its products and services. The company also spearheaded a new chemical division that will provide it with additional diversification. Going forward, POSCO Chemtech's earnings momentum is expected to be robust on the back of increasing steel production capacity in Korea as well as its expanded product offerings.

Toward the end of the first quarter of 2010, the Fund initiated a small position in Jyothy Laboratories, a consumer staples company in India. Jyothy's product portfolio includes fabric care, dish washing detergents and household pesticides. Most recently, the company launched a mosquito repellant product, which is expected to do well in rural areas. After seeing strong organic growth in its existing product lineup and a promising new product launch, we increased our position in the company. In the second quarter, Jyothy was a substantial contributor to Fund performance.

Unfortunately, not all of our holdings performed as well as we hoped. Asiatravel.com Holdings, an online hotel and travel booking service provider based in Singapore, performed poorly. The company suffered some slowdown in travel booking due to poor global sentiment, as well as a sharp drop in visitors to Thailand following a sudden escalation of political unrest there in April. However, we believe that these setbacks are largely temporary in nature. The company is a leader in its space in Southeast Asia and we believe its technology platform and products are desirable in the long run given Asia's demographics and spending trends.

As the global macroeconomic picture remains somewhat murky and a "double-dip" recession scenario has become a popular topic of debate among investors, we remain focused and cautious regarding potential risks to our holdings. While the market has undoubtedly become more volatile, we were encouraged to see that some quality companies managed to thrive in their respective industries. We will continue our bottom-up investment selection efforts. We believe that valuations remain reasonable in Asia and should present attractive opportunities for long-term investors.

52 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.0%

	Shares	Value
CHINA/HONG KONG: 31.5%
Vinda International Holdings, Ltd.	4,282,000	$3,614,496
Hengdeli Holdings, Ltd.	8,112,000	3,496,789
Yip's Chemical Holdings, Ltd.	3,368,000	3,399,800
KWG Property Holding, Ltd.	4,785,500	2,942,970
Towngas China Co., Ltd.	7,298,000	2,754,108
Kingdee International Software Group Co., Ltd.	7,240,000	2,727,701
Dalian Port PDA Co., Ltd. H Shares	6,194,000	2,681,551
PCD Stores, Ltd.[b]	8,442,900	2,620,670
Golden Eagle Retail Group, Ltd.	1,248,000	2,605,558
Comba Telecom Systems Holdings, Ltd.	2,360,600	2,601,709
Xinyi Glass Holdings Co., Ltd.	6,792,000	2,552,270
Minth Group, Ltd.	1,726,000	2,039,334
AAC Acoustic Technologies Holdings, Inc.	1,288,000	1,841,035
Zhuzhou CSR Times Electric Co., Ltd. H Shares	850,000	1,799,399
Fook Woo Group Holdings, Ltd.[b]	5,988,000	1,768,304
Xingda International Holdings, Ltd.	3,049,000	1,701,592
Longtop Financial Technologies, Ltd. ADR[b]	50,022	1,620,713
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	364,000	1,585,636
TCL Multimedia Technology Holdings, Ltd.	2,850,000	1,519,198
Ming Fai International Holdings, Ltd.	3,771,000	1,480,317
Wasion Group Holdings, Ltd.	2,014,000	1,261,627
China Green Holdings, Ltd.	1,176,000	1,179,967
Lee's Pharmaceutical Holdings, Ltd.	2,610,000	1,013,893
Total China/Hong Kong		50,808,637
INDIA: 21.1%
Ipca Laboratories, Ltd.	597,548	3,734,521
Exide Industries, Ltd.	1,140,754	3,208,479
Jyothy Laboratories, Ltd.	581,604	3,100,343
Federal Bank, Ltd.	369,541	2,504,817
CMC, Ltd.	77,205	2,366,166
Thermax, Ltd.	132,383	2,137,131
Page Industries, Ltd.	105,710	2,130,360
Jain Irrigation Systems, Ltd.	89,809	2,057,865
Bajaj Electricals, Ltd.	430,033	2,048,204
Emami, Ltd.	119,860	1,999,972
Sun TV Network, Ltd.	191,534	1,790,763
Usha Martin, Ltd.	981,030	1,747,825
CRISIL, Ltd.	13,544	1,692,511
Container Corp. of India, Ltd.	42,337	1,224,801
Asian Paints, Ltd.	22,808	1,124,131
India Infoline, Ltd.	501,011	1,032,425
Emami Infrastructure, Ltd.[b,c]	35,091	36,192
Total India		33,936,506

	Shares	Value
TAIWAN: 14.8%
St. Shine Optical Co., Ltd.	668,492	$5,324,629
Formosa International Hotels Corp.	247,700	3,027,467
TXC Corp.	1,902,900	2,933,484
Chroma ATE, Inc.	1,496,175	2,861,300
Pacific Hospital Supply Co., Ltd.	1,283,000	2,855,389
Synnex Technology International Corp.	1,246,800	2,698,384
Richtek Technology Corp.	308,000	2,579,267
ACES Electronic Co., Ltd.	531,000	1,531,023
Total Taiwan		23,810,943
SOUTH KOREA: 14.6%
Dongbu Insurance Co., Ltd.	104,270	2,992,249
POSCO Chemtech Co., Ltd.	38,105	2,870,470
OCI Materials Co., Ltd.	26,130	2,508,817
Korea Plant Service & Engineering Co., Ltd.	45,230	2,502,261
YES24 Co., Ltd.	358,101	2,303,895
Cheil Worldwide, Inc.	201,805	2,110,897
Sung Kwang Bend Co., Ltd.	119,350	1,936,258
MegaStudy Co., Ltd.	13,824	1,826,556
Modetour Network, Inc.	58,706	1,688,363
Korea Zinc Co., Ltd.	9,505	1,678,316
Kiwoom Securities Co., Ltd.	32,885	1,100,887
Total South Korea		23,518,969
SINGAPORE: 10.8%
Singapore Airport Terminal Services, Ltd.	2,070,000	3,945,620
Ascendas India Trust	3,776,000	2,528,636
CSE Global, Ltd.	3,656,000	2,273,962
Allgreen Properties, Ltd.	2,914,000	2,124,950
Keppel Land, Ltd.	732,000	2,019,923
Armstrong Industrial Corp., Ltd.	6,045,000	1,885,761
Asiatravel.com Holdings, Ltd.	5,188,000	1,582,394
Kim Eng Holdings, Ltd.	894,000	1,014,231
Total Singapore		17,375,477
MALAYSIA: 2.9%
Dialog Group BHD	6,889,938	2,219,630
Faber Group BHD	1,545,200	1,262,828
Alliance Financial Group BHD	1,343,500	1,218,182
Total Malaysia		4,700,640
INDONESIA: 2.4%
PT Jasa Marga	10,400,500	2,308,772
PT Bank Tabungan Pensiunan Nasional[b]	1,801,500	1,627,712
Total Indonesia		3,936,484

matthewsasia.com | 800.789.ASIA 53

Matthews Asia Small Companies Fund  June 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
THAILAND: 0.9%
Quality Houses Public Co., Ltd.	24,850,700	$1,534,097
Total Thailand		1,534,097
TOTAL INVESTMENTS: 99.0%		159,621,753
(Cost $139,447,903d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		1,570,647
NET ASSETS: 100.0%		$161,192,400

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $139,580,822 and net unrealized appreciation consists of:

Gross unrealized appreciation	$25,975,877
Gross unrealized depreciation	(5,934,946)
Net unrealized appreciation	$20,040,931

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

54 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$134.5 million
NAV	$7.81
Total # of Positions	57

Ratios

Portfolio Turnover	83.27%[1]
Gross Expense Ratio	1.39%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2010, the Matthews Asia Science and Technology Fund returned –2.62%, while its benchmark, the MSCI/ Matthews Asian Technology Index lost –3.65%. For the quarter ended June 30, the Fund dropped –7.13%, while its benchmark fell –8.27%.

It has been a very volatile period for Asia's technology sector. During the first quarter, the sector rallied on the back of the ongoing global recovery. However, the sector declined in the second quarter amid concerns over slowing demand for information technology products and rising labor costs in China. The issue of rising wages is not new to the region. China has seen average wage growth of about 15% to 20% over the last few years in technology-related manufacturing jobs, but this year has brought higher-than-average wage growth in China.

This has hurt the region's electronics manufacturing firms as most of their factories are based in China. One such firm that has been impacted is Hon Hai Precision Industry, which was the worst-performing holding in the Fund during the first half of the year. Despite rising wages, the company is still among the world's largest and lowest-cost manufacturers of consumer electronics. A leader in its field, Hon Hai began moving its manufacturing base from coastal to inland areas of China before most of its competitors, a move which should result in lower labor costs. Hon Hai should be one of the biggest beneficiaries of rising demand for technology products globally.

Not all firms have suffered from China's rising wages. In fact, some (mostly Japanese) factory automation companies based in Asia have benefited from this trend. Japan has long been a leader in this field as it first automated its factories in the 1980s, and since then has continued to innovate in the area of replacing human labor with machines. Industry experts compare China's current level of general automation to that of Japan in the 1970s and 1980s. Hence, this may provide growth opportunities for Japanese automation firms over the next decade. Fanuc, one such firm, was among the Fund's top-performing stocks during the first half of this year. We added Fanuc to the portfolio last year as valuations became very attractive following the global credit crisis. The Fund also added two other factory automation-related companies in the first half of 2010, while decreasing exposure to hardware companies.

Despite reasonable inventory levels during the period, we continued to see some shortages in the area of electronic components in the second quarter, as we did earlier this year. During last year's economic downturn, electronic component makers scaled back on investments, leaving them unprepared when demand recovered quickly at the start of this year. For some component makers these

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF JUNE 30, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Matthews Asia Science and Technology Fund	-7.13%	30.17%	-4.01%	7.38%	-0.33%	-1.81%
MSCI/Matthews Asian Technology Index[3]	-8.27%	18.70%	-5.29%	4.47%	-4.87%	-6.35%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	-10.31%	20.30%	-4.56%	3.78%	-8.86%	-5.27%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	6.2%
Samsung Electronics Co., Ltd.	South Korea	4.3%
China Mobile, Ltd.	China/Hong Kong	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.9%
Canon, Inc.	Japan	2.8%
Samsung Electro-Mechanics Co., Ltd.	South Korea	2.4%
Hamamatsu Photonics, K.K.	Japan	2.3%
Infosys Technologies, Ltd.	India	2.2%
Fanuc, Ltd.	Japan	2.1%
Disco Corp.	Japan	2.1%
% OF ASSETS IN TOP TEN		30.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

shortages eased during the second quarter. But for manufacturers of LEDs and MLCCs (multilayered ceramic capacitors), which are found in virtually all electronic devices, shortages have continued.

On a country basis, China and India were the biggest contributors to performance during the first half of the year. Indian technology continued to perform very well, and have remained relatively unaffected by macro uncertainties. Their performance continued to climb during the second quarter. Fund performance was also helped by our focus on domestically oriented Chinese companies, as improved wages and a potential appreciation in the renminbi have benefited some of these firms.

European sovereign debt issues negatively affected Asia's technology sector as Europe remains a key source of revenue for many of the region's technology companies. The uncertain outlook and weak euro contributed to the market's decline in the second quarter. Europe's troubles, coupled with the potential for a slowdown in the global recovery, remain key risks for Asia's technology industries in the second half of the year. Despite these short-term challenges, we continue to focus on long-term growth opportunities. Not only is Asia the largest manufacturer of personal computers and mobile phones—key growth drivers for the global technology sector—but the region has become the largest market for these products, surpassing Western Europe and the U.S. Furthermore, the overall penetration rate of technology products in key Asian markets, mainly China and India, remains relatively low. As discretionary income levels rise in the region so should expenditure on technology products.

COUNTRY ALLOCATION (%)7

Japan	26.9
China/Hong Kong	26.2
Taiwan	20.6
South Korea	14.6
India	6.0
Indonesia	2.0
United States	1.9
Philippines	1.8
Cash and Other Assets, Less Liabilities	0.0

SECTOR ALLOCATION (%)

Information Technology	67.7
Telecommunication Services	10.0
Consumer Discretionary	9.5
Health Care	7.1
Industrials	4.5
Materials	1.2
Cash and Other Assets, Less Liabilities	0.0

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	66.3
Mid Cap ($1B-$5B)	25.1
Small Cap (Under $1B)	8.6
Cash and Other Assets, Less Liabilities	0.0

7  The United States is not included in the MSCI/Matthews Asian Technology Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Asia Science and Technology Fund  June 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 100.0%

	Shares	Value
JAPAN: 26.9%
Canon, Inc.	99,700	$3,715,764
Hamamatsu Photonics, K.K.	112,500	3,125,254
Fanuc, Ltd.	25,200	2,845,649
Disco Corp.	44,600	2,821,575
Toshiba Corp.[b]	559,000	2,769,047
Nintendo Co., Ltd.	9,200	2,701,205
Murata Manufacturing Co., Ltd.	52,100	2,484,549
Hoya Corp.	108,900	2,317,139
Omron Corp.	101,100	2,203,921
Keyence Corp.	9,500	2,196,803
Asahi Intecc Co., Ltd.	117,400	2,046,363
Sony Corp.	69,900	1,864,443
Nidec Corp.	21,400	1,791,547
Denki Kagaku Kogyo, K.K.	361,000	1,680,299
TDK Corp.	29,100	1,592,417
Total Japan		36,155,975
CHINA/HONG KONG: 26.2%
Baidu, Inc. ADR[b]	122,400	8,332,992
China Mobile, Ltd. ADR	81,600	4,031,856
Mindray Medical International, Ltd. ADR	77,700	2,441,334
Ctrip.com International, Ltd. ADR[b]	64,600	2,426,376
New Oriental Education & Technology Group, Inc. ADR[b]	25,600	2,385,664
Kingdee International Software Group Co., Ltd.	6,282,000	2,366,770
China Communications Services Corp., Ltd. H Shares	4,642,000	2,243,056
ZTE Corp. H Shares	626,520	1,902,340
Longtop Financial Technologies, Ltd. ADR[b]	58,460	1,894,104
Digital China Holdings, Ltd.	1,215,000	1,856,234
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	372,000	1,620,486
Tencent Holdings, Ltd.	93,300	1,545,724
AAC Acoustic Technologies Holdings, Inc.	1,058,000	1,512,278
Sinopharm Group Co., Ltd. H Shares	189,200	689,373
Total China/Hong Kong		35,248,587
TAIWAN: 20.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,082,933	3,893,093
Hon Hai Precision Industry Co., Ltd.[b]	787,333	2,759,738
St. Shine Optical Co., Ltd.	339,000	2,700,181
Delta Electronics, Inc.	743,000	2,371,771
MediaTek, Inc.	168,156	2,347,084
Synnex Technology International Corp.	1,019,300	2,206,018
Richtek Technology Corp.	243,150	2,036,198
Nan Ya Printed Circuit Board Corp.	501,000	2,029,604
Acer, Inc.	862,780	2,002,309
Tripod Technology Corp.	539,000	1,993,089
TXC Corp.	1,157,000	1,783,615
HTC Corp.	121,000	1,606,893
Total Taiwan		27,729,593

	Shares	Value
SOUTH KOREA: 14.6%
Samsung Electronics Co., Ltd.	9,304	$5,835,601
Samsung Electro-Mechanics Co., Ltd.	25,291	3,162,633
LG Display Co., Ltd. ADR	146,400	2,357,040
SK Telecom Co., Ltd. ADR	142,400	2,097,552
NHN Corp.[b]	13,541	2,013,942
LG Electronics, Inc.	20,653	1,570,536
JVM Co., Ltd.[b]	77,006	1,429,894
MegaStudy Co., Ltd.	5,651	746,663
Uju Electronics Co., Ltd.	21,867	496,220
Total South Korea		19,710,081
INDIA: 6.0%
Infosys Technologies, Ltd.	48,944	2,920,153
Sun TV Network, Ltd.	218,902	2,046,642
Exide Industries, Ltd.	628,792	1,768,538
Tata Consultancy Services, Ltd.	85,761	1,376,192
Total India		8,111,525
INDONESIA: 2.0%
PT Telekomunikasi Indonesia ADR	78,200	2,676,786
Total Indonesia		2,676,786
UNITED STATES: 1.9%
Cognizant Technology Solutions Corp., Class Ab	50,500	2,528,030
Total United States		2,528,030
PHILIPPINES: 1.8%
Globe Telecom, Inc.	124,880	2,380,937
Total Philippines		2,380,937
TOTAL INVESTMENTS: 100.0%		134,541,514
(Cost $120,022,153c)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: 0.0%		(4,983)
NET ASSETS: 100.0%		$134,536,531

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $120,943,043 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,912,046
Gross unrealized depreciation	(8,313,575)
Net unrealized appreciation	$13,598,471

ADR  American Depositary Receipt

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2010. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2010, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 59

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of detemining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

60 MATTHEWS ASIA FUNDS

  June 30, 2010

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/10–6/30/10[2]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,015.10	1.14%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.14	1.14%	$5.71
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,048.20	1.14%	$5.79
Hypothetical 5% Return	$1,000.00	$1,019.14	1.14%	$5.71
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,015.60	1.50%	$7.50
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,021.00	1.21%	$6.06
Hypothetical 5% Return	$1,000.00	$1,018.79	1.21%	$6.06
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$997.40	1.10%	$5.45
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Matthews China Fund
Actual Fund Return	$1,000.00	$974.50	1.16%	$5.68
Hypothetical 5% Return	$1,000.00	$1,019.04	1.16%	$5.81
Matthews India Fund
Actual Fund Return	$1,000.00	$1,114.20	1.21%	$6.34
Hypothetical 5% Return	$1,000.00	$1,018.79	1.21%	$6.06
Matthews Japan Fund
Actual Fund Return	$1,000.00	$954.20	1.32%	$6.40
Hypothetical 5% Return	$1,000.00	$1,018.25	1.32%	$6.61
Matthews Korea Fund
Actual Fund Return	$1,000.00	$958.20	1.22%	$5.92
Hypothetical 5% Return	$1,000.00	$1,018.74	1.22%	$6.11
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,032.90	1.78%	$8.97
Hypothetical 5% Return	$1,000.00	$1,015.97	1.78%	$8.90
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$973.80	1.27%	$6.22
Hypothetical 5% Return	$1,000.00	$1,018.50	1.27%	$6.36

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

matthewsasia.com | 800.789.ASIA 61

Statements of Assets and Liabilities (Unaudited)  June 30, 2010

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$2,665,832,208	$803,517,531	$13,862,862	$225,240,036	$3,838,913,833	$2,244,414,861
Affiliated issuers	85,795,019	—	—	—	44,483,452	106,858,767
Total investments	2,751,627,227	803,517,531	13,862,862	225,240,036	3,883,397,285	2,351,273,628
Cash	71,746,356	32,057,506	585,394	1,672,461	189,998,741	30,749,900
Segregated foreign currency at value (B)	303,500	—	—	68,509	7,722,555	—
Foreign currency at value (B)	486,727	—	—	20,914	7,528,975	—
Dividends, interest, and other receivables	8,154,921	3,286,921	56,931	859,333	7,642,386	10,974,336
Receivable for securities sold	2,265,690	—	—	—	—	244,086
Receivable for capital shares sold	6,240,419	6,012,447	40,200	369,421	25,670,725	3,975,941
Due from Advisor (Note 3)	—	—	9,332	—	—	—
Deferred offering costs (Note 1-E)	—	—	21,230	—	—	—
Prepaid expenses	76,269	71,244	—	10,480	87,572	99,673
TOTAL ASSETS	2,840,901,109	844,945,649	14,575,949	228,241,154	4,122,048,239	2,397,317,564
LIABILITIES:
Payable for securities purchased	5,592,995	6,892,415	89,900	307,818	23,233,997	—
Payable for capital shares redeemed	4,629,472	1,824,292	52,205	192,994	10,708,968	8,724,483
Deferred tax liability (Note 1-D)	556,896	—	—	—	5,553,281	—
Capital gains tax payable	13,730	—	—	—	—	—
Due to Advisor (Note 3)	1,571,556	450,664	7,834	128,351	2,188,568	1,347,699
Administration and accounting fees payable	38,421	11,014	192	3,137	53,495	32,943
Administration and shareholder servicing fees payable	508,724	127,612	2,281	42,763	569,300	459,393
Professional fees payable	47,695	25,485	15,327	29,993	57,796	32,800
Trustees fees payable	—	—	62	—	—	—
Offering costs	—	—	20,946	—	—	—
Accrued expenses payable	512,006	67,195	11,841	46,236	564,643	453,099
TOTAL LIABILITIES	13,471,495	9,398,677	200,588	751,292	42,930,048	11,050,417
NET ASSETS	$2,827,429,614	$835,546,972	$14,375,361	$227,489,862	$4,079,118,191	$2,386,267,147
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	178,698,177	66,787,941	1,406,162	15,590,761	212,642,174	96,019,344
Net asset value, offering price and redemption price	$15.82	$12.51	$10.22	$14.59	$19.18	$24.85
NET ASSETS CONSIST OF:
Capital paid-in	$2,556,481,978	$803,171,961	$14,366,588	$246,673,816	$3,400,038,374	$1,899,277,840
Undistributed (distributions in excess of) net investment income (loss)	(6,746,891)	(5,547,251)	(14,066)	991,279	(14,123,470)	14,090,719
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(2,382,992)	2,920,986	128,527	(75,167,169)	(147,943,787)	11,709,771
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	280,077,519	35,001,276	(105,688)	54,991,936	841,147,074	461,188,817
NET ASSETS	$2,827,429,614	$835,546,972	$14,375,361	$227,489,862	$4,079,118,191	$2,386,267,147
(A) Investments at cost:
Unaffiliated issuers	$2,392,228,341	$768,529,663	$13,968,615	$170,257,479	$2,982,269,345	$1,850,653,441
Affiliated issuers	78,810,935	—	—	—	54,491,246	39,434,025
Total investments at cost	$2,471,039,276	$768,529,663	$13,968,615	$170,257,479	$3,036,760,591	$1,890,087,466
(B) Foreign currency at cost	$792,862	$—	$—	$89,612	$15,250,946	$—

See accompanying notes to financial statements.

62 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$866,212,655	$59,374,280	$131,092,248	$159,621,753	$134,541,514
Affiliated issuers	—	—	—	—	—
Total investments	866,212,655	59,374,280	131,092,248	159,621,753	134,541,514
Cash	37,112,583	591,035	3,367,527	5,368,177	2,091,832
Segregated foreign currency at value (B)	—	—	—	—	—
Foreign currency at value (B)	983,474	—	61,791	384,984	189,628
Dividends, interest, and other receivables	3,629,891	138,762	61,916	369,345	206,309
Receivable for securities sold	—	—	—	—	4,599,928
Receivable for capital shares sold	1,619,657	99,216	34,069	324,448	297,261
Due from Advisor (Note 3)	—	—	—	—	—
Deferred offering costs (Note 1-E)	—	—	—	—	—
Prepaid expenses	7,309	12,560	17,825	22,856	18,199
TOTAL ASSETS	909,565,569	60,215,853	134,635,376	166,091,563	141,944,671
LIABILITIES:
Payable for securities purchased	1,602,338	—	108,494	1,293,976	607,792
Payable for capital shares redeemed	2,645,702	568,815	2,345,537	2,450,392	6,628,346
Deferred tax liability (Note 1-D)	—	—	—	935,939	—
Capital gains tax payable	—	—	—	—	—
Due to Advisor (Note 3)	496,389	35,116	75,556	132,418	81,156
Administration and accounting fees payable	12,133	858	1,846	2,189	1,984
Administration and shareholder servicing fees payable	155,505	13,276	24,762	27,532	26,715
Professional fees payable	83,514	24,066	23,609	23,304	30,855
Trustees fees payable	—	274	—	—	—
Offering costs	—	—	—	—	—
Accrued expenses payable	178,908	22,447	30,634	33,413	31,292
TOTAL LIABILITIES	5,174,489	664,852	2,610,438	4,899,163	7,408,140
NET ASSETS	$904,391,080	$59,551,001	$132,024,938	$161,192,400	$134,536,531
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	49,817,083	5,719,615	31,987,091	9,885,432	17,226,012
Net asset value, offering price and redemption price	$18.15	$10.41	$4.13	$16.31	$7.81
NET ASSETS CONSIST OF:
Capital paid-in	$760,809,227	$130,748,306	$103,374,252	$137,575,344	$147,872,131
Undistributed (distributions in excess of) net investment income (loss)	346,732	1,176,359	(254,941)	(51,124)	(278,497)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(89,515,442)	(75,343,054)	8,685,103	4,429,370	(27,584,549)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	232,750,563	2,969,390	20,220,524	19,238,810	14,527,446
NET ASSETS	$904,391,080	$59,551,001	$132,024,938	$161,192,400	$134,536,531
(A) Investments at cost:
Unaffiliated issuers	$633,464,012	$56,410,272	$110,871,611	$139,447,903	$120,022,153
Affiliated issuers	—	—	—	—	—
Total investments at cost	$633,464,012	$56,410,272	$110,871,611	$139,447,903	$120,022,153
(B) Foreign currency at cost	$981,359	$—	$61,791	$384,249	$189,628

matthewsasia.com | 800.789.ASIA 63

Statements of Operations (Unaudited)  June 30, 2010

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$35,381,392	$10,255,500	$245,562	$2,457,083	$27,522,412	$28,814,858
Dividends—Affiliated Issuers (Note 5)	—	—	—	—	—	734,106
Interest	16,161,263	106,673	395	—	52	—
Foreign withholding tax	(1,948,153)	(635,511)	(6,598)	(182,486)	(1,801,591)	(1,187,322)
TOTAL INVESTMENT INCOME	49,594,502	9,726,662	239,359	2,274,597	25,720,873	28,361,642
EXPENSES:
Investment advisory fees (Note 3)	9,192,913	2,042,940	40,057	775,694	12,545,767	8,613,227
Administration and accounting fees (Note 3)	227,233	50,503	990	19,179	310,116	212,928
Administration and shareholder servicing fees (Note 3)	3,216,838	667,105	13,338	265,868	4,048,385	3,015,531
Custodian fees	373,316	110,001	17,165	39,151	773,409	348,376
Insurance fees	14,193	1,684	24	1,291	19,694	14,110
Printing fees	147,635	40,526	1,333	21,430	155,796	223,298
Professional fees	37,613	22,977	19,918	25,384	44,494	34,550
Registration fees	74,208	34,788	10,245	15,441	59,805	79,683
Transfer agent fees	1,966,687	367,657	15,866	180,610	2,176,720	1,931,438
Trustees fees	54,887	8,247	232	4,853	74,895	53,406
Offering costs (Note 1-E)	—	—	22,114	—	—	—
Other expenses	62,960	27,935	19,840	25,384	65,624	63,368
TOTAL EXPENSES	15,368,483	3,374,363	161,122	1,374,285	20,265,705	14,589,915
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 3)	—	34,648	(73,032)	—	—	—
NET EXPENSES	15,368,483	3,409,011	88,090	1,374,285	20,265,705	14,589,915
NET INVESTMENT INCOME (LOSS)	34,226,019	6,317,651	151,269	900,312	5,455,168	13,771,727
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments— Unaffiliated Issuers	66,284,510	21,432,690	130,242	7,717,542	48,460,950	58,512,316
Affiliated Issuers	—	—	—	—	—	770,595
Net realized capital gain tax	(13,730)	(138)	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(124,898)	267,775	(1,715)	(54,224)	(788,134)	(121,356)
Net change in unrealized appreciation/depreciation on investments	(64,435,208)	(21,752,193)	(219,734)	(4,797,330)	(68,765,604)	(156,642,018)
Net change in deferred taxes on unrealized appreciation	(552,607)	—	—	—	6,450,577	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	37,518	21,058	37	12,094	42,877	2,881
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	1,195,585	(30,808)	(91,170)	2,878,082	(14,599,334)	(97,477,582)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$35,421,604	$6,286,843	$60,099	$3,778,394	$(9,144,166)	$(83,705,855)

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$5,359,646	$534,697	$692,334	$1,627,562	$731,236
Dividends—Affiliated Issuers (Note 5)	—	—	—	—	—
Interest	966,900	222	—	1,525	81
Foreign withholding tax	—	(37,415)	(120,779)	(69,083)	(86,971)
TOTAL INVESTMENT INCOME	6,326,546	497,504	571,555	1,560,004	644,346
EXPENSES:
Investment advisory fees (Note 3)	2,747,642	256,997	459,064	705,069	491,962
Administration and accounting fees (Note 3)	67,928	6,347	11,348	11,804	12,160
Administration and shareholder servicing fees (Note 3)	962,906	88,021	152,499	170,503	170,605
Custodian fees	218,929	8,248	22,349	69,402	38,664
Insurance fees	4,030	505	772	557	714
Printing fees	73,750	10,980	13,419	9,188	18,856
Professional fees	36,236	20,883	20,637	22,259	24,306
Registration fees	36,052	11,112	10,912	19,252	12,480
Transfer agent fees	661,654	65,279	105,566	119,748	121,413
Trustees fees	15,741	1,960	2,920	2,391	2,913
Offering costs (Note 1-E)	—	—	—	—	—
Other expenses	30,890	24,962	20,787	20,405	20,477
TOTAL EXPENSES	4,855,758	495,294	820,273	1,150,578	914,550
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 3)	—	—	—	94,607	—
NET EXPENSES	4,855,758	495,294	820,273	1,245,185	914,550
NET INVESTMENT INCOME (LOSS)	1,470,788	2,210	(248,718)	314,819	(270,204)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments— Unaffiliated Issuers	(1,017,198)	5,277,859	8,546,564	4,408,839	10,417,909
Affiliated Issuers	—	—	—	—	—
Net realized capital gain tax	—	—	—	(87,696)	—
Net realized gain (loss) on foreign currency related transactions	48,971	(12,380)	9,690	(14,714)	(37,250)
Net change in unrealized appreciation/depreciation on investments	83,719,601	(8,157,016)	(14,235,984)	(735,278)	(14,620,027)
Net change in deferred taxes on unrealized appreciation	—	—	—	(296,150)	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	(334)	17,271	(2,009)	2,294	8,497
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	82,751,040	(2,874,266)	(5,681,739)	3,277,295	(4,230,871)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$84,221,828	$(2,872,056)	$(5,930,457)	$3,592,114	$(4,501,075)

matthewsasia.com | 800.789.ASIA 65

Statements of Changes in Net Assets

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$34,226,019	$58,935,074
Net realized gain (loss) on investments and foreign currency related transactions	66,145,882	(37,269,074)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(64,397,690)	553,007,216
Net change on deferred taxes on unrealized appreciation	(552,607)	(4,289)
Net increase in net assets resulting from operations	35,421,604	574,668,927
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(33,482,738)	(60,961,205)
Net decrease in net assets resulting from distributions	(33,482,738)	(60,961,205)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	277,746,683	943,643,994
REDEMPTION FEES	333,095	347,176
Total increase in net assets	280,018,644	1,457,698,892
NET ASSETS:
Beginning of period	2,547,410,970	1,089,712,078
End of period (including distributions in excess of net investment income of ($6,746,891) and ($7,490,172), respectively)	$2,827,429,614	$2,547,410,970
MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$6,317,651	$5,662,564
Net realized gain (loss) on investments and foreign currency related transactions	21,700,327	(13,062,275)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(21,731,135)	72,559,686
Net increase in net assets resulting from operations	6,286,843	65,159,975
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,742,726)	(10,189,013)
Net decrease in net assets resulting from distributions	(7,742,726)	(10,189,013)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	514,611,961	124,976,685
REDEMPTION FEES	387,548	104,220
Total increase in net assets	513,543,626	180,051,867
NET ASSETS:
Beginning of period	322,003,346	141,951,479
End of period (including distributions in excess of net investment income of ($5,547,251) and ($4,122,176), respectively)	$835,546,972	$322,003,346

See accompanying notes to financial statements.

66 MATTHEWS ASIA FUNDS

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Period Ended December 31, 2009*
OPERATIONS:
Net investment income (loss)	$151,269	$(2,899)
Net realized gain on investments and foreign currency related transactions	128,527	747
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(219,697)	114,009
Net increase in net assets resulting from operations	60,099	111,857
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(165,948)	—
Net decrease in net assets resulting from distributions	(165,948)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	7,334,387	7,022,503
REDEMPTION FEES	12,365	98
Total increase in net assets	7,240,903	7,134,458
NET ASSETS:
Beginning of period	7,134,458	—
End of period (including undistributed/(distributions in excess of) net investment income of ($14,066) and $613, respectively)	$14,375,361	$7,134,458

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

MATTHEWS ASIA PACIFIC FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$900,312	$876,695
Net realized gain (loss) on investments and foreign currency related transactions	7,663,318	(38,793,121)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,785,236)	98,158,273
Net increase in net assets resulting from operations	3,778,394	60,241,847
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(3,712,448)
Net decrease in net assets resulting from distributions	—	(3,712,448)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(3,993,835)	3,023,527
REDEMPTION FEES	54,787	66,709
Total increase (decrease) in net assets	(160,654)	59,619,635
NET ASSETS:
Beginning of period	227,650,516	168,030,881
End of period (including undistributed net investment income of $991,279 and $90,967, respectively)	$227,489,862	$227,650,516

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 67

Statements of Changes in Net Assets

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$5,455,168	$9,137,790
Net realized gain (loss) on investments and foreign currency related transactions	47,672,816	(24,529,624)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(68,722,727)	1,192,679,495
Net change on deferred taxes on unrealized appreciation	6,450,577	(11,832,470)
Net increase (decrease) in net assets resulting from operations	(9,144,166)	1,165,455,191
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(26,580,408)
Net decrease in net assets resulting from distributions	—	(26,580,408)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	522,166,971	1,223,811,012
REDEMPTION FEES	350,375	618,672
Total increase in net assets	513,373,180	2,363,304,467
NET ASSETS:
Beginning of period	3,565,745,011	1,202,440,544
End of period (including distributions in excess of net investment income of ($14,123,470) and ($19,578,638), respectively)	$4,079,118,191	$3,565,745,011
MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$13,771,727	$7,039,626
Net realized gain (loss) on investments and foreign currency related transactions	59,161,555	(29,260,718)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(156,639,137)	862,559,099
Net increase (decrease) in net assets resulting from operations	(83,705,855)	840,338,007
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(6,595,986)
Net decrease in net assets resulting from distributions	—	(6,595,986)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(97,182,683)	949,569,226
REDEMPTION FEES	1,150,376	1,589,585
Total increase (decrease) in net assets	(179,738,162)	1,784,900,832
NET ASSETS:
Beginning of period	2,566,005,309	781,104,477
End of period (including undistributed net investment income of $14,090,719 and $318,992, respectively)	$2,386,267,147	$2,566,005,309

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$1,470,788	$2,833,094
Net realized loss on investments and foreign currency related transactions	(968,227)	(42,336,542)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	83,719,267	359,067,162
Net increase in net assets resulting from operations	84,221,828	319,563,714
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(4,170,390)
Realized gains on investments	—	(5,361,117)
Net decrease in net assets resulting from distributions	—	(9,531,507)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	98,869,669	93,020,027
REDEMPTION FEES	374,220	357,124
Total increase in net assets	183,465,717	403,409,358
NET ASSETS:
Beginning of period	720,925,363	317,516,005
End of period (including undistributed/(distributions in excess of) net investment income of $346,732 and ($1,124,056), respectively)	$904,391,080	$720,925,363
MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$2,210	$1,039,780
Net realized gain (loss) on investments and foreign currency related transactions	5,265,479	(25,080,335)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(8,139,745)	34,352,192
Net increase (decrease) in net assets resulting from operations	(2,872,056)	10,311,637
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(2,466,218)
Net decrease in net assets resulting from distributions	—	(2,466,218)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(25,927,970)	(43,296,044)
REDEMPTION FEES	17,291	110,632
Total decrease in net assets	(28,782,735)	(35,339,993)
NET ASSETS:
Beginning of period	88,333,736	123,673,729
End of period (including undistributed net investment income of $1,176,359 and $1,174,149, respectively)	$59,551,001	$88,333,736

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment loss	$(248,718)	$(383,266)
Net realized gain on investments and foreign currency related transactions	8,556,254	1,204,933
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(14,237,993)	51,583,156
Net increase (decrease) in net assets resulting from operations	(5,930,457)	52,404,823
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments	—	(5,234,879)
Net decrease in net assets resulting from distributions	—	(5,234,879)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	(439,662)	3,895,556
REDEMPTION FEES	24,489	51,933
Total increase (decrease) in net assets	(6,345,630)	51,117,433
NET ASSETS:
Beginning of period	138,370,568	87,253,135
End of period (including accumulated (distributions in excess of) net investment income (loss) of ($254,941) and ($6,223), respectively)	$132,024,938	$138,370,568
MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$314,819	$46,377
Net realized gain on investments and foreign currency related transactions	4,306,429	1,067,704
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(732,984)	21,072,949
Net change on deferred taxes on unrealized appreciation	(296,150)	(635,975)
Net increase in net assets resulting from operations	3,592,114	21,551,055
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(303,466)
Realized gains on investments	—	(947,544)
Net decrease in net assets resulting from distributions	—	(1,251,010)
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	47,776,562	86,137,752
REDEMPTION FEES	98,163	114,406
Total increase in net assets	51,466,839	106,552,203
NET ASSETS:
Beginning of period	109,725,561	3,173,358
End of period (including distributions in excess of net investment income of ($51,124) and ($365,943), respectively)	$161,192,400	$109,725,561

See accompanying notes to financial statements.

70 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$(270,204)	$24,355
Net realized gain (loss) on investments and foreign currency related transactions	10,380,659	(9,852,216)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(14,611,530)	58,604,586
Net increase (decrease) in net assets resulting from operations	(4,501,075)	48,776,725
CAPITAL SHARE TRANSACTIONS (net) (Note 2)	8,602,311	7,072,491
REDEMPTION FEES	68,184	41,571
Total increase in net assets	4,169,420	55,890,787
NET ASSETS:
Beginning of period	130,367,111	74,476,324
End of period (including accumulated net investment loss of ($278,497) and ($8,293), respectively)	$134,536,531	$130,367,111

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 71

Financial Highlights

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$15.77	$11.50	$19.78	$18.68	$17.14	$15.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20[1]	0.48[1]	0.54[1]	1.07	0.46	0.45
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.04	4.23	(6.73)	2.93	3.47	2.02
Total from investment operations	0.24	4.71	(6.19)	4.00	3.93	2.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.44)	(0.42)	(0.90)	(0.62)	(0.43)
Net realized gains on investments	—	—	(1.67)	(2.00)	(1.77)	(0.72)
Total distributions	(0.19)	(0.44)	(2.09)	(2.90)	(2.39)	(1.15)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of period	$15.82	$15.77	$11.50	$19.78	$18.68	$17.14
TOTAL RETURN	1.51%[3]	41.44%	(32.07%)	21.54%	23.38%	15.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,827,430	$2,547,411	$1,089,712	$2,273,408	$2,021,363	$1,676,559
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.14%[4]	1.18%	1.16%	1.16%	1.20%	1.28%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.14%[4]	1.18%	1.16%	1.15%	1.19%	1.27%
Ratio of net investment income to average net assets	2.54%[4]	3.47%	3.19%	2.59%	2.27%	2.60%
Portfolio turnover	9.54%[3]	17.51%	25.16%	27.93%	28.37%	20.16%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	Period Ended Dec. 31, 2006[1]
Net Asset Value, beginning of period	$12.06	$8.61	$12.00	$10.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13[2]	0.32[2]	0.38[2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.44	3.67	(3.47)	1.67	0.77
Total from investment operations	0.57	3.99	(3.09)	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.55)	(0.30)	(0.27)	(0.02)
Net realized gains on investments	—	—	(0.02)	(0.45)	—
Total distributions	(0.13)	(0.55)	(0.32)	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 2)	0.01	0.01	0.02	0.01	—[3]
Net Asset Value, end of period	$12.51	$12.06	$8.61	$12.00	$10.77
TOTAL RETURN	4.82%[4]	47.59%	(25.97%)	18.05%	7.90%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$835,547	$322,003	$141,951	$81,624	$25,740
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.13%[5]	1.28%	1.35%	1.42%	2.93%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.14%[5]	1.30%	1.32%	1.39%	1.50%[5]
Ratio of net investment income to average net assets	2.11%[5]	3.16%	3.74%	2.66%	1.34%[5]
Portfolio turnover	9.33%[4]	32.41%	25.07%	26.95%	0.00%[4]

1  The Matthews Asia Dividend Fund commenced operations on October 31, 2006.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 73

Financial Highlights

Matthews China Dividend Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2010 (unaudited)	Period Ended Dec. 31, 2009[1]
Net Asset Value, beginning of period	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.13	(0.01)
Net realized gain and unrealized appreciation/depreciation on investments and foreign currency	0.02	0.19
Total from investment operations	0.15	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	—
Net realized gains on investments	—	—
Total distributions	(0.12)	—
Paid-in capital from redemption fees (Note 2)	0.01	—[3]
Net Asset Value, end of period	$10.22	$10.18
TOTAL RETURN	1.56%[4]	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$14,375	$7,134
Ratio of expenses to average net assets before reimbursement or waiver of expenses by Advisor (Note 3)	2.74%[5]	10.50%[5]
Ratio of expenses to average net assets after reimbursement or waiver of expenses by Advisor	1.50%[5]	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.58%[5]	(0.81%)[5]
Portfolio turnover	2.74%[4]	0.00%[4]

1  The Matthews China Dividend Fund commenced operations on November 30, 2009.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$14.29	$10.03	$17.29	$16.92	$14.89	$12.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06[1]	0.06[1]	0.13[1]	0.09	0.07	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.24	4.44	(6.64)	2.02	2.50	2.30
Total from investment operations	0.30	4.50	(6.51)	2.11	2.57	2.37
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.24)	—	(0.09)	(0.07)	(0.06)
Net realized gains on investments	—	—	(0.76)	(1.66)	(0.48)	—
Total distributions	—	(0.24)	(0.76)	(1.75)	(0.55)	(0.06)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	0.01	0.01	0.01	—[2]
Net Asset Value, end of period	$14.59	$14.29	$10.03	$17.29	$16.92	$14.89
TOTAL RETURN	2.10%[3]	44.82%	(37.44%)	11.92%	17.39%	18.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$227,490	$227,651	$168,031	$471,054	$449,699	$285,169
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.21%[4]	1.28%	1.23%	1.20%	1.26%	1.35%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%[4]	1.28%	1.23%	1.20%	1.24%	1.34%
Ratio of net investment income to average net assets	0.79%[4]	0.50%	0.93%	0.60%	0.47%	0.67%
Portfolio turnover	12.64%[3]	58.10%	37.10%	40.49%	40.45%	15.84%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 75

Financial Highlights

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$19.23	$11.05	$27.86	$23.71	$19.27	$15.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03[1]	0.06[1]	0.24[1]	0.30	0.22	0.14
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.08)	8.27	(13.31)	7.78	5.01	3.43
Total from investment operations	(0.05)	8.33	(13.07)	8.08	5.23	3.57
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	(0.30)	(0.31)	(0.21)	(0.12)
Net realized gains on investments	—	—	(3.44)	(3.62)	(0.58)	(0.09)
Total distributions	—	(0.15)	(3.74)	(3.93)	(0.79)	(0.21)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	—[2]	—[2]	—[2]	0.01
Net Asset Value, end of period	$19.18	$19.23	$11.05	$27.86	$23.71	$19.27
TOTAL RETURN	(0.26%)[3]	75.37%	(46.12%)	33.66%	27.22%	22.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4,079,118	$3,565,745	$1,202,441	$3,806,714	$3,303,717	$2,031,995
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.10%[4]	1.13%	1.12%	1.11%	1.18%	1.31%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%[4]	1.13%	1.12%	1.10%	1.16%	1.31%
Ratio of net investment income to average net assets	0.30%[4]	0.41%	1.10%	1.12%	1.12%	1.10%
Portfolio turnover	5.49%[3]	13.22%	16.76%	24.09%	18.80%	3.03%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$25.50	$14.34	$39.73	$24.16	$14.76	$14.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14[1]	0.09[1]	0.30[1]	0.12	0.15	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.80)	11.12	(19.78)	16.85	9.39	0.74
Total from investment operations	(0.66)	11.21	(19.48)	16.97	9.54	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.33)	(0.11)	(0.15)	(0.22)
Net realized gains on investments	—	—	(5.62)	(1.37)	—	—
Return of capital	—	—	—	—	—[2]	—
Total distributions	—	(0.07)	(5.95)	(1.48)	(0.15)	(0.22)
Paid-in capital from redemption fees (Note 2)	0.01	0.02	0.04	0.08	0.01	0.01
Net Asset Value, end of period	$24.85	$25.50	$14.34	$39.73	$24.16	$14.76
TOTAL RETURN	(2.55%)[3]	78.30%	(48.95%)	70.14%	64.81%	6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,386,267	$2,566,005	$781,104	$2,335,402	$966,528	$388,950
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.16%[4]	1.21%	1.23%	1.18%	1.27%	1.31%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.16%[4]	1.21%	1.23%	1.17%	1.26%	1.30%
Ratio of net investment income to average net assets	1.09%[4]	0.46%	1.03%	0.49%	0.96%	1.46%
Portfolio turnover	6.45%[3]	5.28%	7.91%	22.13%	11.65%	11.82%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

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Financial Highlights

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	Period Ended Dec. 31 2005[1]
Net Asset Value, beginning of period	$16.29	$8.37	$24.44	$15.45	$11.32	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03[2]	0.07[2]	0.03[2]	(0.01)	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.82	8.06	(15.33)	9.87	4.11	1.33
Total from investment operations	1.85	8.13	(15.30)	9.86	4.10	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.10)	(0.11)	(0.21)	—	—
Net realized gains on investments	—	(0.12)	(0.69)	(0.68)	—	—
Total distributions	—	(0.22)	(0.80)	(0.89)	—	—
Paid-in capital from redemption fees (Note 2)	0.01	0.01	0.03	0.02	0.03	—[3]
Net Asset Value, end of period	$18.15	$16.29	$8.37	$24.44	$15.45	$11.32
TOTAL RETURN	11.42%[4]	97.25%	(62.32%)	64.13%	36.48%	13.20%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$904,391	$720,925	$317,516	$1,311,072	$669,643	$80,897
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.21%[5]	1.27%	1.29%	1.29%	1.41%	2.75%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%[5]	1.27%	1.29%	1.28%	1.41%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.37%[5]	0.59%	0.16%	(0.04%)	(0.08%)	(1.17%)[5]
Portfolio turnover	5.13%[4]	18.09%	26.68%	25.59%	21.57%	0.00%[4]

1  The Matthews India Fund commenced operations on October 31, 2005.

2  Calculated using the average daily shares method.

3  Less than $0.01 per share.

4  Not annualized.

5  Annualized.

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$10.91	$10.19	$14.55	$17.29	$18.48	$16.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—[1,2]	0.10[1]	0.11[1]	0.03	(0.08)	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.50)	0.92	(4.26)	(1.86)	(1.12)	2.36
Total from investment operations	(0.50)	1.02	(4.15)	(1.83)	(1.20)	2.38
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.31)	—	(0.01)	—	(0.03)
Net realized gains on investments	—	—	(0.22)	(0.91)	—	—
Total distributions	—	(0.31)	(0.22)	(0.92)	—	(0.03)
Paid-in capital from redemption fees (Note 2)	—[2]	0.01	0.01	0.01	0.01	0.01
Net Asset Value, end of period	$10.41	$10.91	$10.19	$14.55	$17.29	$18.48
TOTAL RETURN	(4.58%)[3]	10.06%	(28.38%)	(10.96%)	(6.44%)	14.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$59,551	$88,334	$123,674	$166,860	$276,656	$367,618
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.32%[4]	1.31%	1.23%	1.24%	1.25%	1.29%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.32%[4]	1.31%	1.23%	1.23%	1.24%	1.28%
Ratio of net investment income (loss) to average net assets	0.01%[4]	0.97%	0.84%	(0.01%)	(0.29%)	(0.10%)
Portfolio turnover	27.24%[3]	126.75%	88.97%	45.51%	59.95%	20.88%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 79

Financial Highlights

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$4.31	$2.75	$6.56	$6.23	$6.37	$4.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	(0.01)[1]	(0.02)[1]	0.07	0.01	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.17)	1.74	(3.48)	1.15	0.80	2.39
Total from investment operations	(0.18)	1.73	(3.50)	1.22	0.81	2.40
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.06)	(0.02)	(0.01)	—
Net realized gains on investments	—	(0.17)	(0.25)	(0.87)	(0.95)	(0.11)
Total distributions	—	(0.17)	(0.31)	(0.89)	(0.96)	(0.11)
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	—[2]	—[2]	0.01	—[2]
Net Asset Value, end of period	$4.13	$4.31	$2.75	$6.56	$6.23	$6.37
TOTAL RETURN	(4.18%)[3]	62.92%	(52.66%)	18.90%	12.99%	58.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$132,025	$138,371	$87,253	$250,421	$241,003	$269,925
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.22%[4]	1.30%	1.27%	1.21%	1.30%	1.35%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.22%[4]	1.30%	1.27%	1.21%	1.28%	1.35%
Ratio of net investment income (loss) to average net assets	(0.37%)[4]	(0.36%)	(0.34%)	1.17%	(0.09%)	0.27%
Portfolio turnover	21.77%[3]	52.47%	28.70%	24.20%	25.82%	10.13%

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2010 (unaudited)	Year Ended Dec. 31, 2009	Period Ended Dec. 31, 2008[1]
Net Asset Value, beginning of period	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.47	8.04	(2.16)
Total from investment operations	0.51	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.02)
Net realized gains on investments	—	(0.15)	—
Total distributions	—	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 2)	0.01	0.04	0.06
Net Asset Value, end of period	$16.31	$15.79	$7.89
TOTAL RETURN	3.29%[3]	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$161,192	$109,726	$3,173
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.64%[4]	2.90%	14.31%[4]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.78%[4]	2.00%	2.00%[4]
Ratio of net investment income to average net assets	0.45%[4]	0.13%	0.15%[4]
Portfolio turnover	21.63%[3]	21.39%	3.10%[3]

1  The Matthews Asia Small Companies Fund commenced operations on September 15, 2008.

2  Calculated using the average daily shares method.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 81

Financial Highlights

Matthews Asia Science and Technology Fund*

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended December 31,
	Six-Month Period Ended June 30, 2010 (unaudited)	2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$8.02	$4.71	$9.80	$7.92	$6.53	$5.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)[1]	—[1,2]	0.01[1]	—[2]	(0.02)	—[2]
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.19)	3.31	(5.11)	1.87	1.40	1.08
Total from investment operations	(0.21)	3.31	(5.10)	1.87	1.38	1.08
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	0.01	0.01	0.01	—[2]
Net Asset Value, end of period	$7.81	$8.02	$4.71	$9.80	$7.92	$6.53
TOTAL RETURN	(2.62%)[3]	70.28%	(51.94%)	23.74%	21.29%	19.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$134,537	$130,367	$74,476	$252,304	$129,819	$50,426
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.27%[4]	1.40%	1.33%	1.26%	1.41%	1.49%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.27%[4]	1.40%	1.33%	1.25%	1.39%	1.48%
Ratio of net investment income (loss) to average net assets	(0.37%)[4]	0.30%	0.08%	(0.30%)	(0.29%)	0.08%
Portfolio turnover	45.43%[3]	83.27%	44.84%	33.21%	34.77%	29.76%

*  The Fund's name changed from Matthews Asian Technology Fund to Matthews Asia Science and Technology Fund on April 30, 2010.

1  Calculated using the average daily shares method.

2  Less than $0.01 per share.

3  Not annualized.

4  Annualized.

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently issues eleven separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund (formerly known as Matthews Asian Technology Fund). Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The Funds' equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of June 30, 2010, Level 3 Securities consist primarily of international bonds that trade in over-the-counter markets. As described in Note 1-A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

matthewsasia.com | 800.789.ASIA 83

Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of June 30, 2010 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$45,012,509	$26,483,760	$10,173,328	$437,987,199
India	—	—	—	22,292,678
Indonesia	36,759,597	16,605,042	—	9,437,211
Japan	—	—	1,549,031	—
Singapore	1,556,879	—	—	—
South Korea	32,231,381	14,131,226	—	—
Taiwan	57,593,301	36,055,988	—	—
United Kingdom	59,601,311	21,098,642	—	—
Warrants:
India	8,682,369	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	39,883,918	42,271,206	12,795,208	—
China/Hong Kong	520,651,258	166,752,770	53,635,424	897,210,286
India	40,093,359	—	15,056,930	763,035,736
Indonesia	—	38,501,653	15,107,507	301,132,800
Japan	296,438,775	198,337,568	67,029,157	—
Malaysia	17,415,427	13,538,673	3,533,887	181,752,581
Philippines	33,224,246	21,178,667	—	69,387,062
Singapore	325,655,404	31,958,565	8,844,105	136,726,626
South Korea	86,660,892	73,096,896	7,546,921	584,075,160
Taiwan	111,897,693	46,372,676	15,714,241	283,417,077
Thailand	110,517,598	50,920,308	8,061,637	167,638,068
United Kingdom	—	2,348,314	—	—
Vietnam	27,987,089	—	2,247,435	29,304,801
Preferred Equities:
South Korea	88,188,220	—	3,945,225	—
Level 3: Significant Unobservable Inputs
International Bonds	811,576,001	3,865,577	—	—
Total Market Value of Investments	$2,751,627,227	$803,517,531	$225,240,036	$3,883,397,285

84 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$97,381,463	$—	$—	$—
Consumer Staples	—	—	—	—	2,571,528
Energy	541,633	—	—	—	—
Financials	487,813	8,886,760	23,917,942	—	1,475,929
Health Care	—	30,580,080	—	—	—
Information Technology	—	54,948,496	12,771,554	—	2,150,960
Materials	—	—	8,179,582	—	3,565,296
Telecommunication Services	1,262,440	21,305,592	—	—	1,763,181
Rights:
Financials	—	1,178,399	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	1,914,264	445,551,085	92,364,570	9,077,979	25,555,599
Consumer Staples	801,912	326,031,637	78,850,531	3,698,062	8,480,583
Energy	178,581	146,994,830	36,047,167	—	1,998,500
Financials	2,110,501	443,969,332	187,997,126	13,518,328	21,341,011
Health Care	845,888	29,615,336	59,578,701	3,354,956	4,576,059
Industrials	1,061,891	286,326,170	175,371,997	14,707,400	14,145,722
Information Technology	1,918,152	225,545,055	63,764,142	9,664,089	23,786,887
Materials	367,437	—	41,205,050	3,008,260	10,420,826
Telecommunication Services	430,056	88,098,458	12,354,426	2,345,206	3,470,056
Utilities	1,942,294	144,860,935	46,464,511	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	2,467,090
Financials	—	—	—	—	1,768,746
Information Technology	—	—	—	—	1,554,275
Level 3: Significant Unobservable Inputs
Common Equities:
Financials	—	—	219,356	—	—
International Bonds	—	—	27,126,000	—	—
Total Market Value of Investments	$13,862,862	$2,351,273,628	$866,212,655	$59,374,280	$131,092,248

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$1,620,713	$21,512,326
India	2,130,360	—
Indonesia	—	2,676,786
South Korea	—	4,454,591
United States	—	2,528,030
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	49,187,924	13,736,261
India	31,769,954	8,111,525
Indonesia	3,936,484	—
Japan	—	36,155,975
Malaysia	4,700,640	—
Philippines	—	2,380,937
Singapore	17,375,477	—
South Korea	23,518,969	15,255,490
Taiwan	23,810,943	27,729,593
Thailand	1,534,097	—
Level 3: Significant Unobservable Inputs
Common Equities:
India	36,192	—
Total Market Value of Investments	$159,621,753	$134,541,514

matthewsasia.com | 800.789.ASIA 85

Notes to Financial Statements (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund	Matthews India Fund	Matthews Asia Small Companies Fund
	International Bonds	International Bonds	International Bonds	Common Equities: Financials	Common Equities: India
Balance as of 12/31/09 (market value)	$745,395,183	$8,325,971	$20,755,640	$326,609	$53,889
Accrued discounts/premiums	11,169,573	52,678	687,213	—	—
Realized gain/(loss)	2,783,020	1,191,726	(1,027,233)	—	—
Change in unrealized appreciation/ depreciation	(6,428,210)	(843,065)	452,255	(107,253)	(17,697)
Net purchases/(sales)	58,656,435	(4,861,733)	6,258,125	—	—
Transfers in to Level 3*	—	—	—	—	—
Transfers out of Level 3*	—	—	—	—	—
Balance as of 6/30/10 (market value)	$811,576,001	$3,865,577	$27,126,000	$219,356	$36,192
Net change in unrealized appreciation/ depreciation on Level 3 investments held as of 6/30/10**	($141,623)	$215,117	($643,398)	($107,253)	($17,697)

*  The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economical, social and religious instability of the country of the issuer or other countries in the region, adverse diplomatic developments and the possibility of disruption to international trade patterns. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Securities of many foreign companies may be less liquid and their prices more volatile. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Individual foreign economies may differ from the economy of the United States in many ways, including the growth of gross domestic products, rates of inflation, capital reinvestments, resource self-sufficiency, and balance of payments positions. Some non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges.

D.  FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2010. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of June 30, 2010, the Matthews Asian Growth and Income Fund, Matthews Pacific Tiger Fund and Matthews Asia Small Companies Fund have recorded a payable of $556,896, $5,553,281 and $935,939 respectively, as an estimate for potential future India capital gains taxes.

China has recently adopted certain revisions to its tax laws and regulations that may result in holdings of the Funds in companies headquartered in China (whether A shares, B shares, H shares or shares traded in depositary receipt form) being subject to withholding taxes on dividends and other income. While the application of these changes to the Funds' remains subject to clarification, to the extent that such taxes are imposed on holdings of the Funds in companies headquartered in China, or withholding is imposed, the Funds' returns would be adversely impacted. The Funds consider the impact of a country's tax laws and regulations, as well as withholding, when considering investment decisions.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (2007-2010), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

86 MATTHEWS ASIA FUNDS

Under current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2009 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$—	$150,834
Matthews Asia Dividend Fund	—	14,963
Matthews Asia Pacific Fund	251,590	3,181
Matthews Pacific Tiger Fund	—	103,768
Matthews China Fund	—	416
Matthews India Fund	549,463	5,874
Matthews Korea Fund	—	6,223
Matthews Asia Small Companies Fund	—	24,010
Matthews Asia Science and Technology Fund	—	8,293

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2009, which expire in the year indicated, which are available to offset future capital gains, if any:

	2010	2016	2017	Total
Matthews Asian Growth and Income Fund	$—	$—	$64,043,804	$64,043,804
Matthews Asia Dividend Fund	—	1,466,788	16,105,466	17,572,254
Matthews Asia Pacific Fund	—	24,090,517	58,248,975	82,339,492
Matthews Pacific Tiger Fund	—	—	194,447,297	194,447,297
Matthews China Fund	—	—	44,320,615	44,320,615
Matthews India Fund	—	—	84,698,767	84,698,767
Matthews Japan Fund	—	36,495,378	44,032,426	80,527,804
Matthews Asia Science and Technology Fund	3,461,198	17,493,413	15,057,062	36,011,673

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal year ended December 31, 2009 was as follows:

YEAR ENDED DECEMBER 31, 2009	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$60,961,205	$—	$60,961,205
Matthews Asia Dividend Fund	10,189,013	—	10,189,013
Matthews Asia Pacific Fund	3,712,448	—	3,712,448
Matthews Pacific Tiger Fund	26,580,408	—	26,580,408
Matthews China Fund	6,595,986	—	6,595,986
Matthews India Fund	4,170,406	5,361,101	9,531,507
Matthews Japan Fund	2,466,218	—	2,466,218
Matthews Korea Fund	—	5,234,879	5,234,879
Matthews Asia Small Companies Fund	1,251,010	—	1,251,010

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

matthewsasia.com | 800.789.ASIA 87

Notes to Financial Statements (continued)

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in Other expenses on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Shares sold	38,515,718	$619,310,726	90,611,648	$1,251,164,099
Shares issued through reinvestment of distributions	1,910,481	30,625,006	3,866,007	56,619,667
Shares redeemed	(23,265,356)	(372,189,049)	(27,730,103)	(364,139,772)
Net increase	17,160,843	$277,746,683	66,747,552	$943,643,994
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Shares sold	47,276,362	$604,752,096	18,522,977	$197,768,100
Shares issued through reinvestment of distributions	563,680	7,202,458	892,613	9,454,356
Shares redeemed	(7,743,888)	(97,342,593)	(9,206,330)	(82,245,771)
Net increase	40,096,154	$514,611,961	10,209,260	$124,976,685
	Six Month Period Ended June 30, 2010 (Unaudited)		Period Ended December 31, 2009*
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount	Shares	Amount
Shares sold	868,509	$8,992,341	701,503	$7,027,389
Shares issued through reinvestment of distributions	15,349	158,862	—	—
Shares redeemed	(178,702)	(1,816,816)	(497)	(4,886)
Net increase	705,156	$7,334,387	701,006	$7,022,503

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS ASIA PACIFIC FUND	Shares	Amount	Shares	Amount
Shares sold	2,948,222	$43,939,914	8,060,298	$99,703,728
Shares issued through reinvestment of distributions	—	—	235,615	3,411,707
Shares redeemed	(3,290,040)	(47,933,749)	(9,119,800)	(100,091,908)
Net increase (decrease)	(341,818)	($3,993,835)	(823,887)	$3,023,527
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Shares sold	47,534,014	$905,776,097	110,513,779	$1,710,149,408
Shares issued through reinvestment of distributions	—	—	964,998	18,306,012
Shares redeemed	(20,320,630)	(383,609,126)	(34,894,575)	(504,644,408)
Net increase	27,213,384	$522,166,971	76,584,202	$1,223,811,012

88 MATTHEWS ASIA FUNDS

	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Shares sold	21,345,409	$545,211,877	67,632,449	$1,395,811,306
Shares issued through reinvestment of distributions	—	—	253,434	6,406,676
Shares redeemed	(25,948,659)	(642,394,560)	(21,738,238)	(452,648,756)
Net increase (decrease)	(4,603,250)	($97,182,683)	46,147,645	$949,569,226
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Shares sold	13,701,561	$238,269,262	16,867,471	$216,332,772
Shares issued through reinvestment of distributions	—	—	569,533	9,186,402
Shares redeemed	(8,150,300)	(139,399,593)	(11,092,885)	(132,499,147)
Net increase	5,551,261	$98,869,669	6,344,119	$93,020,027
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Shares sold	1,069,555	$11,909,401	4,372,850	$41,047,221
Shares issued through reinvestment of distributions	—	—	196,404	2,164,373
Shares redeemed	(3,445,789)	(37,837,371)	(8,609,002)	(86,507,638)
Net decrease	(2,376,234)	($25,927,970)	(4,039,748)	($43,296,044)
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Shares sold	5,308,674	$22,298,564	6,981,091	$25,016,110
Shares issued through reinvestment of distributions	—	—	1,182,569	5,014,485
Shares redeemed	(5,408,592)	(22,738,226)	(7,765,520)	(26,135,039)
Net increase (decrease)	(99,918)	($439,662)	398,140	$3,895,556
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Shares sold	5,979,902	$96,119,423	7,498,692	$97,918,511
Shares issued through reinvestment of distributions	—	—	78,594	1,216,628
Shares redeemed	(3,041,945)	(48,342,861)	(1,032,135)	(12,997,387)
Net increase	2,937,957	$47,776,562	6,545,151	$86,137,752
	Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Shares sold	5,048,314	$41,634,086	4,939,270	$33,834,530
Shares redeemed	(4,079,220)	(33,031,775)	(4,484,328)	(26,762,039)
Net increase	969,094	$8,602,311	454,942	$7,072,491

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Notes to Financial Statements (continued)

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than the Matthews Asia Small Companies Fund, pays Matthews 0.75% of their annual aggregate average daily net assets from $0 to $2 billion, 0.6834% on their annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% on their annual aggregate average daily net assets over $5 billion. The Matthews Asia Small Companies Fund pays Matthews an annual fee of 1.00% of its annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value for each month in arrears.

Under a written agreement between the Funds and Matthews, Matthews agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund, the level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Pacific Fund and Matthews Pacific Tiger Fund, the level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, the level is 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount not to exceed its expense limitation. For each Fund, other than Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least August 31, 2010. For the Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least April 30, 2012 and November 30, 2012, respectively. These agreements may be extended for additional periods for each of the Funds. At June 30, 2010, Matthews China Dividend Fund had $103,694 available for recoupment, of which $30,662 expires in 2012 and $73,032 expires in 2013.

Investment advisory fees charged and waived and fees recaptured for the six-month period ended June 30, 2010, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee
Matthews Asian Growth and Income Fund	$9,192,913	$—	$—	$9,192,913
Matthews Asia Dividend Fund	2,042,940	—	34,648	2,077,588
Matthews China Dividend Fund	40,057	(73,032)	—	(32,975)
Matthews Asia Pacific Fund	775,694	—	—	775,694
Matthews Pacific Tiger Fund	12,545,767	—	—	12,545,767
Matthews China Fund	8,613,227	—	—	8,613,227
Matthews India Fund	2,747,642	—	—	2,747,642
Matthews Japan Fund	256,997	—	—	256,997
Matthews Korea Fund	459,064	—	—	459,064
Matthews Asia Small Companies Fund	705,069	—	94,607	799,676
Matthews Asia Science and Technology Fund	491,962	—	—	491,962

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All such officers and Trustees serve without compensation from the Funds. The Funds paid the Independent Trustees $227,500 in aggregate for regular compensation during the six-month period ended June 30, 2010.

The Funds have an administration and shareholder servicing agreement, pursuant to which the Funds pay Matthews for Administration and shareholder servicing activities based on each Fund's aggregate average daily net assets. The fee is charged at a rate of 0.25% of the aggregate average daily net assets in the Trust between $0 and $2 billion, 0.1834% of aggregate average daily net assets in the Trust between $2 billion and $5 billion, 0.15% of the aggregate average daily net assets in the Trust between $5 billion and $7.5 billion and 0.125% of aggregate average daily net assets in the Trust over $7.5 billion.

90 MATTHEWS ASIA FUNDS

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2010, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asian Growth and Income Fund	$2,292,329
Matthews Asia Dividend Fund	508,337
Matthews China Dividend Fund	9,977
Matthews Asia Pacific Fund	193,414
Matthews Pacific Tiger Fund	3,127,994
Matthews China Fund	2,148,130
Matthews India Fund	684,841
Matthews Japan Fund	64,177
Matthews Korea Fund	114,487
Matthews Asia Small Companies Fund	118,986
Matthews Asia Science and Technology Fund	122,666

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Fund's prospectus. Fees accrued to pay to such service providers for the six-month period ended June 30, 2010 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$1,849,017	$924,509	$2,773,526
Matthews Asia Dividend Fund	317,537	158,768	476,305
Matthews China Dividend Fund	6,723	3,361	10,084
Matthews Asia Pacific Fund	144,907	72,454	217,361
Matthews Pacific Tiger Fund	1,840,781	920,391	2,761,172
Matthews China Fund	1,734,801	867,401	2,602,202
Matthews India Fund	556,129	278,065	834,194
Matthews Japan Fund	47,687	23,844	71,531
Matthews Korea Fund	76,024	38,012	114,036
Matthews Asia Small Companies Fund	103,035	51,517	154,552
Matthews Asia Science and Technology Fund	95,879	47,939	143,818

PNC Global Investment Servicing (US) Inc. ("PNC GIS"), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Trust's administrator, and in that capacity, performs various administrative and accounting services for each Fund. PNC GIS also serves as the Trust's transfer agent, dividend disbursing agent and registrar. An officer of PNC GIS serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2010 were as follows:

Administration and Accounting Fees
Matthews Asian Growth and Income Fund	$227,233
Matthews Asia Dividend Fund	50,503
Matthews China Dividend Fund	990
Matthews Asia Pacific Fund	19,179
Matthews Pacific Tiger Fund	310,116
Matthews China Fund	212,928
Matthews India Fund	67,928
Matthews Japan Fund	6,347
Matthews Korea Fund	11,348
Matthews Asia Small Companies Fund	11,804
Matthews Asia Science and Technology Fund	12,160

Brown Brothers Harriman & Co. serves as custodian to the Trust. PFPC Distributors, Inc., (the "Distributor"), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Funds' Distributor pursuant to an Underwriting Agreement.

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Notes to Financial Statements (continued)

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC GIS and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively.

4.  INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2010, excluding short-term investments, were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asian Growth and Income Fund	$3,238,997	$—	$510,138,035	$251,247,730
Matthews Asia Dividend Fund	—	—	548,347,878	54,424,106
Matthews China Dividend Fund	—	—	7,485,261	308,279
Matthews Asia Pacific Fund	—	—	28,438,411	31,798,910
Matthews Pacific Tiger Fund	21,952,971	—	574,599,484	198,815,725
Matthews China Fund	—	1,173,701	159,755,369	231,097,253
Matthews India Fund	—	—	119,451,421	39,955,491
Matthews Japan Fund	—	—	19,882,116	45,268,589
Matthews Korea Fund	—	—	29,837,740	28,626,448
Matthews Asia Small Companies Fund	—	—	79,116,666	29,361,776
Matthews Asia Science and Technology Fund	—	—	73,856,458	63,645,244

5.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2010, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2010 is set forth below:

	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at June 30, 2010	Value at June 30, 2010	Dividend Income January 1, 2010– June 30, 2010	Net Realized Gain January 1, 2010– June 30, 2010
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
I-CABLE Communications, Ltd.	128,079,000	—	—	128,079,000	$19,418,552	$—	$—
GS Home Shopping, Inc.	388,299	44,120	—	432,419	27,022,032	—	—
Vitasoy International Holdings, Ltd.	51,297,000	376,000	—	51,673,000	39,354,435	—	—
Total Affiliates					$85,795,019	$—	$—
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
MegaStudy Co., Ltd.	193,231	143,435	—	336,666	$44,483,452	$—	$—
Total Affiliates					$44,483,452	$—	$—
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.	120,330,000	—	—	120,330,000	$45,334,844	$340,845	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	17,150,000	—	354,000	16,796,000	61,523,923	393,261	770,595
Total Affiliates					$106,858,767	$734,106	$770,595

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

92 MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA 93

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)  SAR-0610-306M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                               Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	August 31, 2010

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	August 31, 2010

* Print the name and title of each signing officer under his or her signature.